                                                                  Execution Copy

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                      CUSTODIAL AND DISBURSEMENT AGREEMENT

                                      AMONG

                     DB STRUCTURED PRODUCTS, INC., AS BUYER,

       MORTGAGE IT HOLDINGS, INC. AND MORTGAGE IT, INC. EACH AS A SELLER,

   DEUTSCHE BANK NATIONAL TRUST COMPANY, AS CUSTODIAN AND DISBURSEMENT AGENT,

                            Dated as of July 12, 2006

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                                TABLE OF CONTENTS

                                                                            Page

Section 1.   Definitions.................................................     3

Section 2.   Delivery of Asset File......................................     7

Section 3.   Custodial Asset Schedule and Exception Report; Trust            11
                Receipt .................................................

Section 7.   Removal or Resignation of Custodian and Disbursement Agent..    16

                                      -i-

Annex 1      Asset Schedule Delivery Information
Annex 1-A    Wet Funded Loan Schedule Delivery Information
Annex 2      Form of Dry Loan Trust Receipt
Annex 3      Form of Wet Funded Loan Trust Receipt
Annex 4      Review Procedures
Annex 5-A    Form of Request For Release And Receipt
Annex 5-B    Form of Request For Release of Documents And Receipt
Annex 5-C    Form of Request For Release
Annex 6      Authorized Representatives of Buyer
Annex 7      Authorized Representatives of Seller
Annex 8      Authorized Representatives of Custodian
Annex 9      Authorized Representatives of Disbursement Agent
Annex 10     Reserved
Annex 11     Exception Codes
Annex 12     Form Transmittal & Bailment Letter
Annex 13     Form Transmittal & Bailment Letter
Annex 14     REO Properties Review Procedures
Annex 15     Form of Lost Note Affidavit/Assignment of Mortgage
Annex 16     Form of Attorney's Bailee Letter
Annex 17     Form of Warehouse Lender's Release
Annex 18     Form of Seller's Release

                                      -ii-

          CUSTODIAL AND DISBURSEMENT AGREEMENT, dated as of July 12, 2006
("Custodial Agreement"), made by and among:

     (i)   MortgageIT Holdings, Inc., a Maryland corporation (including its successors in interest "Holdings") and MortgageIT, Inc., a New York corporation (including its successors in interest "MIT" and together with Holdings, the "Sellers" and each individually a "Seller");

     (ii)  DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian for Buyer pursuant to this Custodial Agreement (in such capacity, including its successors in interest and any successor Custodian as permitted hereunder, "Custodian"), and as disbursement agent for Buyer pursuant to this Custodial Agreement (in such capacity, including its successors in interest and any successor Disbursement Agent as permitted hereunder, "Disbursement Agent"); and

     (iii) DB STRUCTURED PRODUCTS, INC., a Delaware corporation (including its successors in interest, "DBSP" or "Buyer");

                                    RECITALS

          Seller and Buyer are parties to the Master Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), pursuant to which Seller and Buyer have agreed, subject to the terms and conditions of the Repurchase
Agreement, to enter into transactions (each a "Transaction") in which Buyer has agreed to purchase from time to time from Seller certain Assets, with a simultaneous agreement by Seller to repurchase such Assets.

          It is a condition precedent to the effectiveness of the Repurchase
Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of Custodian as custodian and Disbursement Agent as disbursement agent hereunder. Accordingly, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

          Unless otherwise defined herein, capitalized terms used herein and defined in the Repurchase Agreement shall have the meanings assigned to such terms in the Repurchase Agreement, and the following terms shall have the following meanings:

          "Affiliate" shall have the meaning specified in the Repurchase
Agreement.

          "Agency" shall mean Freddie Mac or Fannie Mae, as applicable.

          "Applicable Guide" shall mean with respect to Fannie Mae or Freddie
Mac, the applicable guide published by either Fannie Mae or Freddie Mac setting forth the requirements each Loan needs to satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac, as such guide may be amended or supplemented from time to time or any other set of criteria established by
Fannie Mae or Freddie Mac, as applicable, that a Loan must satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac, as the case may be.

                                      -3-

          "Approved Title Insurance Company" shall mean a title insurance company that has not been disapproved by Buyer in its sole discretion in a written notice to the Custodian and the Sellers by the Buyer.

          "Asset" shall mean a Loan or REO Property.

          "Asset File" shall mean, as to each Asset, those documents listed in
Sections 2(a), 2(b) or 2(c), as applicable, that are delivered to the Custodian or which at any time come into the possession of the Custodian.

          "Asset Schedule" shall mean the asset schedule, including but not limited to computer tape or other electronic medium generated by or on behalf of
Sellers and delivered or transmitted to Buyer and Custodian, which provides information relating to Purchased Assets, including information specified on
Annex 1 to this Custodial Agreement and, with respect to Wet Funded Loans, any additional information specified on Annex 1 and Annex 1-A to this Custodial
Agreement.

          "Assignment of Mortgage" means, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (excluding only the name of the assignee), sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located.

          "Authorized Representative" shall have the meaning specified in
Section 18.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
1978, as amended from time to time.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of New York or any of
Custodian, Disbursement Agent, Seller or Buyer is authorized or obligated by law or executive order to be closed.

          "Buyer" shall have the meaning specified in the preamble to this
Custodial Agreement.

          "Confirmation" shall have the meaning specified in the Repurchase
Agreement.

          "Custodial Asset Schedule and Exception Report" shall mean, with regard to an Asset Schedule, the Loan data specified in Annex 19, including but not limited to a list of the exception codes set forth on Annex 11 hereto indicating any Exceptions with respect to each Asset listed on such Asset
Schedule. Each Exception Report shall set forth, with regard to both any Assets being sold to the Buyer on any applicable Purchase Date as well as any Assets previously sold to the Buyer and held by Custodian hereunder, all Exceptions, together with any updates thereto from the time last delivered.

          "Custodial Delivery Failure" shall have the meaning specified in
Section 13(b).

          "Custodian" shall have the meaning specified in the preamble to this
Custodial Agreement.

          "Daily Aged Report" shall have the meaning specified in Section 3(b).

          "Daily Report" shall have the meaning specified in Section 11(d)(ii).

          "Default" shall have the meaning set forth in the Repurchase Agreement

          "Disbursement Account" shall have the meaning specified in Section
11(a)(i).

                                      -4-

          "Disbursement Agent" shall have the meaning specified in the preamble to this Custodial Agreement.

          "Dry Loan" shall mean a Loan with respect to which the Asset File contains all required Loan Documents.

          "Electronic Tracking Agreement" means the Electronic Tracking
Agreement dated as of July 12, 2006 among Buyer, Sellers, MERSCORP, Inc. and
Mortgage Electronic Registration, Systems, Inc., as the same may be amended, modified or supplemented from time to time; provided that if no Loans are or will be MERS Designated Mortgage Loans, all references herein to the Electronic
Tracking Agreement shall be disregarded.

          "Electronic Transmission" shall mean the delivery of information in an electronic format acceptable to the applicable recipient thereof. An Electronic
Transmission shall be considered written notice for all purposes hereof (except when a request or notice by its terms requires execution).

          "Escrow Instruction Letter" shall mean a closing instruction letter from Seller to the Settlement Agent in substantially the form of Annex 10.

          "Exception" shall mean, with respect to any Asset, any variances from the delivery requirements of Section 2 hereof with respect to the Asset Files and indicating such exceptions using the codes set forth on Annex 11 hereto.

          "Event of Default" shall have the meaning provided in Section 18 of the Repurchase Agreement.

          "Fannie Mae" shall mean Fannie Mae, and its successors in interest.

          "Freddie Mac" shall mean Freddie Mac, and its successors in interest.

          "Governmental Authority" shall mean, with respect to any Person, any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its subsidiaries or any of their properties.

          "Interim Funder" shall mean with respect to each MERS Designated Loan, the Person named on the MERS System as the interim funder pursuant to the MERS
Procedures Manual.

          "Last Endorsee" shall have the meaning set forth in Section 2(a)(1).

          "Loan" means a first lien or second lien, fixed rate or adjustable rate, wet- or dry-funded, residential mortgage loan or home equity mortgage loan originated by a Seller in accordance with the Underwriting Guidelines and in each case meeting the requirements of Exhibit D to the Repurchase Agreement.

          "Loan Documents" shall mean, with respect to a Loan, the documents comprising the Asset File for such Loan.

          "Lost Note Affidavit" means a lost note affidavit in the form of Annex
11 attached hereto.

          "Margin Deficit" shall have the meaning set forth in the Master
Repurchase Agreement.

                                      -5-

          "MBS" shall have the meaning provided in Section 5(c)(ii).

          "MERS" shall mean Mortgage Electronic Registration Systems, Inc., and its successors in interest.

          "MERS Designated Loan" Means any Loan where the Seller has designated or shall designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record with respect to each Loan in a Transaction, and in accordance with the MERS Procedures.

          "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Designated Loan.

          "MERS Procedures Manual" shall mean the MERS Procedures Manual to be delivered to Buyer by MERS in the event that any of the Loans are registered with MERS, as it may be amended, supplemented or modified from time to time.

          "MERS(R) System" shall mean an Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

          "Mortgage Note" shall mean a promissory note or other evidence of indebtedness of the obligor thereunder, representing a Loan, and secured by the related Mortgage.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

          "Release Limit" shall have the meaning specified in Section 5(a).

          "REO Documents" shall mean, with respect to a REO Property, the documents comprising the Asset File for such REO Property.

          "REO Property" means a real property (including all improvements and fixtures thereon) acquired by Seller through foreclosure sale or by deed in lieu of foreclosure or otherwise.

          "Repurchase Agreement" shall have the meaning specified in the
Recitals.

          "Request for Release" shall mean a request of Seller in the form of
Annex 5-A, 5-B, or 5-C, hereto.

          "Required Delivery Item" shall have the meaning specified in Section
3(a).

          "Required Delivery Time" shall have the meaning specified in Section
3(a).

          "Required Party" shall have the meaning specified in Section 3(a).

          "Review Procedures" shall have the meaning specified in Section 3(c).

          "Seller Funded Wire Amount" shall have the meaning specified in
Section 11(a)(ii).

          "Seller's Release" shall have the meaning set forth in Section 2(a).

                                      -6-

          "Settlement Agent" shall have the meaning set forth in Section
11(h)(2).

          "Settlement Agent" means a title company, escrow company or attorney that is (i) unaffiliated with Sellers, (ii) bonded by an Approved Title
Insurance Company and (iii) insured against errors and omissions in an amount satisfactory to Buyer in its sole discretion, to which the proceeds of any
Transaction related to a Wet Funded Loan are to be wired prior to the occurrence of such Transaction in accordance with local law and practice in the jurisdiction where such Wet Funded Loan is being originated.

          "Transaction Account" shall mean the Disbursement Account or Wire-Out
Account.

          "Transaction Notice" means a written request of Seller to enter into a
Transaction, in the form set forth in the Master Repurchase Agreement or such other form as shall be mutually agreed upon among Seller and Buyer, which is delivered to Buyer and Custodian.

          "Trust Receipt" shall mean a trust receipt in the form of either Annex
2 or Annex 3, as applicable, delivered to the Buyer by Custodian covering all of the Loans subject to this Custodial Agreement from time to time, as reflected on the Custodial Asset Schedule and Exception Report attached thereto in accordance with Section 3.

          "Underwriting Guidelines" means Sellers' underwriting guidelines in effect as of the date of this Agreement which have been approved in writing by the Buyer, as the same may be amended or modified from time to time in accordance with the terms of the Master Repurchase Agreement.

          "Warehouse Lender" shall mean any lender providing financing to a
Seller for the purpose of warehousing, originating or purchasing Loans, which lender has a security interest in such Loans to be purchased by the Buyer.

          "Warehouse Lender's Release" shall mean a letter, in the form of Annex
17, from a Warehouse Lender to Buyer, unconditionally releasing all of Warehouse
Lender's right, title and interest in certain Loans identified therein upon receipt of payment by the Warehouse Lender.

          "Wet Funded Loan" shall mean a Loan (i) that is sold to Buyer simultaneously with the origination thereof by the originator, (ii) that is funded in part or in whole with proceeds of the sale of the Loan to Buyer paid directly to a Settlement Agent, (iii) [reserved], (iv) and for which all of the
Loan Documents specified in the Custodial Agreement have not been delivered to
Custodian in accordance with the Custodial Agreement.

          "Wire Amount" shall mean the amount to be wired to the Warehouse
Lender or Seller in accordance with the Warehouse Lender's Release or the
Repurchase Agreement, as applicable, for any Loan which is not a Wet Funded Loan and shall mean the amount to be wired to the Settlement Agent pursuant to the
Escrow Instruction Letter in the case of a Wet Funded Loan.

          "Wire-out Account" shall have the meaning specified in Section
11(a)(ii).

SECTION 2. DELIVERY OF ASSET FILE.

          The applicable Sellers shall release to Custodian the following original documents pertaining to each Asset in accordance with the required delivery times set forth in Section 3(a), each of which Assets shall be identified in the related Asset Schedule.

          (a) With respect to each Loan (other than a Wet Funded Loan):

                                      -7-

               (i) The original Mortgage Note bearing all intervening
          endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last
          Endorsee") by an authorized Person (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

               (ii) The original Mortgage with evidence of recording thereon, or a copy thereof certified by originator, the title company, the escrow agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office;

               (iii) The originals of all assumption, modification,
          consolidation or extension agreements, if any, with evidence of recording thereon, or a copy thereof certified by originator, the title company, the escrow agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office;

               (iv) The original, or a copy thereof if the original is out for recordation, of the Assignment of Mortgage in blank for each Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Loan was acquired by the Last
          Endorsee in a merger, the signature must be in the following form:
          "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]"), except in the case of such Loan, if any, that has been originated in the name of or assigned to MERS and registered under the MERS(R) System);

               (v) The originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) or a copy thereof certified by the Originator, the title company, the escrow agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office;

               (vi) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same;

               (vii) The original of any security agreement or equivalent document executed in connection with the Loan; and

               (viii) If any of the above documents has been executed by a person holding a power of attorney, as notified to the Custodian in writing an original or photocopy of such power certified by the applicable Seller to be a true and correct copy of the original;

provided, however, that as to the documents listed in clauses (ii), (iii) and
(v) above which have been delivered or are being delivered to recording offices for recording and have not been returned to the applicable Seller in time to permit their delivery hereunder at the time of such transfer, and in lieu of delivering such original documents or conformed copies where permitted, the applicable Seller has

                                      -8-

delivered to Custodian a true copy thereof. The applicable Seller shall deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of the applicable Seller to Custodian promptly after they are received. Without any further act by any party, such Seller shall be deemed to (x) certify to the Buyer that the Loans subject to the Transaction on such date are not subject to a lien of any third-party and (y)
unconditionally release all right, title, interest and/or claim of any kind to or with respect to such Loans, upon payment from the Buyer of the amount of the
Purchase Price contemplated under the Repurchase Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Repurchase Agreement, and shall evidence such certification and release by executing and delivering to the Buyer a certificate in the form of
Annex 18 hereto (the "Seller's Release").

          (b) With respect to each REO Property:

               (i) A copy of the original deed with evidence of recording thereon, or a trustee or sheriff's deed or certificate of foreclosure or other similar instrument to the REO Property in the name of the applicable Seller, or copy thereof together with an officer's certificate of applicable Seller certifying that such represents a true and correct copy of the original and that such original has been or is being submitted for recordation in the appropriate governmental recording office of the jurisdiction where the REO Property is located.

               (ii) A mortgage, deed of trust, warranty deed or similar
          instrument, signed by applicable Seller or the fee holder of record and prepared in blank, on the REO Property which is otherwise acceptable for recording in the appropriate governmental recording office of the jurisdiction where the REO Property is located.

          All assignment, deed, conveyancing and other documents shall be consistent with standard conveyancing practice and law, as applicable to the type of REO Property in question. The documents with respect to the conveyance of any condominium unit from Seller to Buyer shall conform to the requirements of the condominium association. Seller, at its expense, shall prepare all deeds and other documents customarily required in accordance with applicable laws and customs with respect to the transfer of the REO Properties to Buyer.

          (c) With respect to each Wet Funded Loan, no later than seven (7)
Business Days following the applicable Purchase Date, Seller shall deliver to
Custodian the documents listed in Section 2(a).

          (d) With respect to all Asset Files:

               (i) From time to time, the Sellers shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Loan approved by the Sellers, or other documents with respect to an Asset, in accordance with the terms of the Repurchase Agreement, and upon receipt of any such other documents, Custodian shall hold such other documents as the Buyer shall request from time to time.

               (ii) With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Sellers in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the applicable Seller shall deliver to the Custodian a copy thereof certified by such Seller, originating Lender, the Settlement
          Agent, title company or escrow closing company as a true, correct and complete copy of the original that has

                                      -9-

          been duly delivered to the appropriate recording office, with a conformed recorded copy to follow as soon as the same is received by the applicable Seller.

         [The remainder of this page has been intentionally left blank.]

                                      -10-

SECTION 3. CUSTODIAL ASSET SCHEDULE AND EXCEPTION REPORT; TRUST RECEIPT.

          (a) With respect to each category of Asset, Sellers shall provide to the indicated required parties (each, a "Required Party") the required delivery items (each, a "Required Delivery Item") set forth in the table below by the corresponding required delivery time (the "Required Delivery Time"):

        ASSET                  REQUIRED DELIVERY TIME                 REQUIRED DELIVERY ITEMS                  REQUIRED PARTY
--------------------   -------------------------------------   -------------------------------------   -----------------------------

Loans (other than      4:00 p.m. New York City time, one (1)   Notice of proposed purchase and         Custodian and Buyer
Wet Funded Loans)      Business Day prior to the related       delivery of an Asset Schedule.*
                       Purchase Date.

                       3:00 p.m. New York City time, one (1)   All documents required to be            Custodian
                       Business Day prior to the related       delivered pursuant to Section 2(a).
                       Purchase Date. Pursuant to Section
                       3(a)(i) below, Custodian will review
                       up to 1000 Asset Files per Business
                       Day.

Wet Funded Loans       5:00 p.m. New York City time, one (1)   An estimate of the Purchase Price for   Buyer
                       Business Day prior to the related       such Wet Funded Loans to be purchased
                       Purchase Date.                          on the Purchase Date.

                       Between 9:30 a.m. and 4:30 p.m. New     Notice of proposed purchase and         Custodian, Disbursement Agent
                       York City time on the related           delivery of an Asset Schedule           and Buyer
                       Purchase Date.                          (containing the information set forth
                                                               on Annexes 1 and 1-A hereto).*

                       No later than seven (7) Business Days   All documents required to be            Custodian and Buyer
                       following the related Purchase Date.    delivered pursuant to Section 2(a)
                                                               and 2(c).

REO Property           4:00 p.m. New York City time, one (1)   Transaction Notice and delivery of      Custodian and Buyer
                       Business Day prior to the related       Asset Schedule.
                       Purchase Date.

                       3:00 p.m. New York City time, one (1)   All documents required to be            Custodian
                       Business Day prior to the related       delivered pursuant to Section 2(b).
                       Purchase Date. Pursuant to Section
                       3(a)(i) below, Custodian will review
                       up to 1000 Asset Files per Business
                       Day.

*A maximum of two (2) Transaction Notices shall be permitted on any day with regard to Assets other than Wet Funded Loans, and a maximum of six (6)
Transaction Notices shall be permitted on any day with regard to Wet Funded
Loans.

          (i) With respect to up to 1000 Asset Files delivered to the Custodian on any single Business Day, and provided that the the Custodian has received each applicable Required Delivery Item by the Required Delivery Time set forth above, the Custodian will deliver to the Buyer by Electronic Transmission, no later than 12:00 noon New York time (or with respect to each such Wet Funded
Loan,

                                      -11-

5:00 p.m. New York time) on the Purchase Date, a Trust Receipt as set forth in
Section 3(b), a Custodial Asset Schedule and Exception Report for each Asset purchased by the Buyer on such date, with Exceptions identified by Custodian as current as of the date and time of delivery of such Custodial Asset Schedule and
Exception Report; provided that, if more than 1000 Asset Files are delivered to the Custodian on the Business Day prior to the Purchase Date, the Custodian shall have one additional Business Day to review each additional set of 1000
Asset Files and deliver the Trust Receipt, Custodial Asset Schedule and
Exception Report.

          (ii) Upon discovery by the Custodian of a Document Exception,
Custodian shall immediately send to Sellers and the Buyer, by Electronic
Transmission, a Custodial Asset Schedule and Exception Report listing such
Document Exception(s). In the event Custodian has not received all documents required to be delivered pursuant to Section 2(c) with respect to a Wet Funded
Loan on or prior to the seventh (7th) Business Day after the related Purchase
Date, Custodian shall, on the 8th Business Day following the Purchase Date, notify the Buyer and Sellers by Electronic Transmission of such failure.

          (b) Custodian shall deliver to the Buyer a Trust Receipt in the form of Annex 2 with respect to Dry Loans and in the form of Annex 3 with respect to
Wet Funded Loans sold to the Buyer on such Purchase Date and any prior Purchase
Date and held by Custodian hereunder, and shall deliver to the Buyer via facsimile or Electronic Transmission, a Custodial Asset Schedule and Exception
Report for Assets which are not Wet Funded Loans and a detailed listing of all
Wet Funded Loans to the Buyer and Sellers, which shall be attached to the related Trust Receipt. Each Custodial Asset Schedule and Exception Report and
detailed listing of Wet Funded Loans delivered by Custodian to the Buyer shall supersede and cancel the Custodial Asset Schedule and Exception Report and detailed listing of Wet Funded Loans previously delivered by Custodian to the
Buyer hereunder, and shall replace the then existing Custodial Asset Schedule and Exception Report and detailed listing of Wet Funded Loans to be attached to the Trust Receipt. Custodian shall also deliver to Sellers and the Buyer no later than 5:00 p.m. New York time on each Business Day, by Electronic
Transmission, a daily aging report setting forth such information as may be reasonably required by the Buyer (the "Daily Aged Report"). Custodian shall monitor each Asset on a daily basis in order that all information set forth on the Daily Aged Report is accurate as of the time such Daily Aged Report is delivered. Disbursement Agent shall provide to Custodian all information in its possession that Custodian requires in order to complete and deliver each Daily
Aged Report. In no event shall Custodian list any Asset on a Custodial Asset
Schedule and Exception Report if Custodian has not yet reviewed the related
Asset File.

          (c) Each Custodial Asset Schedule and Exception Report shall list all
Exceptions using such exception codes as are set forth on Annex 11 hereto, as may be amended from time to time. The delivery of each Trust Receipt and
Custodial Asset Schedule and Exception Report to the Buyer shall be Custodian's representation that, other than the Exceptions listed as part of the Exception
Report: (i) all documents required to be delivered in respect of each Asset pursuant to Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Asset File for such Asset; (ii)
Custodian is holding each Asset identified on the Custodial Asset Schedule and
Exception Report, pursuant to this Custodial Agreement, as the bailee of and custodian for the Buyer and/or its designees and all such documents have been reviewed by Custodian and appear on their face to be regular and to relate to such Asset and to satisfy the requirements set forth in Section 2 of this
Custodial Agreement and the review procedures attached hereto as Annex 4 (the
"Review Procedures").

          (d) In connection with any Trust Receipt and Custodial Asset Schedule and Exception Report delivered hereunder by the Custodian, Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, priority, perfection or genuineness of any of the documents contained in each Asset File or

                                      -12-

(B) the collectability, insurability, effectiveness or suitability of any such
Asset. Subject to the following sentence, the Sellers and Buyer hereby give the
Custodian notice that from and after the Purchase Date, the Buyer shall own (or, alternatively, have a security interest in) each Asset identified on a Custodial
Asset Schedule and Exception Report until such time that the Custodian receives written notice from the Buyer that the Buyer no longer owns or has a security interest in such Asset. In the event that the Buyer does not purchase the Assets proposed to be purchased from a Seller prior to 5:00 p.m. (New York City time)
on such Purchase Date, upon written notice thereof from the such Seller, acknowledged by the Buyer, Custodian shall hold or release to such Seller, pursuant to such Seller's written instructions, the Assets in respect of the
Custodial Asset Schedule and Exception Report delivered by Custodian on such
Purchase Date.

          (e) Notwithstanding anything to the contrary set forth herein, in the event that the Custodial Asset Schedule and Exception Report or detailed listing of Wet Funded Loans attached to the Trust Receipt is different from the most recently delivered Custodial Asset Schedule and Exception Report or detailed listing of Wet Funded Loans, then the most recently delivered Custodial Asset
Schedule and Exception Report or detailed listing of Wet Funded Loans, as applicable, shall control and be binding upon the parties hereto.

SECTION 4. OBLIGATIONS OF CUSTODIAN.

          (a) Custodian shall maintain continuous custody of all items constituting the Asset Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of
Buyer therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

          (b) With respect to the documents constituting each Asset File,
Custodian shall (i) act exclusively as the bailee of, and custodian for, Buyer,
(ii) hold all documents constituting such Asset File received by it for the exclusive use and benefit of Buyer, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Buyer; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of Buyer, Buyer's written instructions shall control.

          (c) In the event that (i) any Buyer, the Sellers or the Custodian shall be served by a third-party with any type of levy, attachment, writ or court order with respect to any Asset File or any document included within an
Asset File or (ii) a third-party shall institute any court proceeding by which any Asset File or a document included within any Asset File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial
Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.
Custodian shall, to the extent permitted by law or any court order, continue to hold and maintain all the Asset Files that are the subject of such proceedings pending delivery to the Custodian of a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Custodian shall dispose of such Asset File or any document included within such Asset File as directed by the Buyer, which shall give a direction consistent with such determination. Expenses of Custodian
(including reasonable attorneys' fees and related expenses) incurred as a result of such proceedings shall be borne by Sellers.

          (d) During the term of this Custodial Agreement, if Custodian discovers any nonconformity with the review criteria in, as applicable, Annex 4 or Annex 14 (relating to REO Properties), with respect to any Asset File,
Custodian shall, by means of the Custodial Asset Schedule and Exception Report, give written specification of such nonconformity to Buyer and the Sellers.

                                      -13-

SECTION 5. RELEASE OF ASSET FILES.

          (a) From time to time until Custodian is otherwise notified by the
Buyer in writing, which notice shall be given by the Buyer in its good faith and reasonable judgment, the Custodian shall, upon receipt of written request of
Sellers, release Asset Files relating to Assets in the possession of Custodians to Sellers or their designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt delivered by Electronic Transmission by Sellers in the form of Annex 5-A hereto.
The preceding sentence regarding the Asset Files in Custodian's possession shall be operative only to the extent that at any time Custodian shall not have released to Sellers or their designee pursuant to clause (a) or (b) of this
Section 5, more than the lesser of ten (10) Asset Files and Asset Files representing Assets the aggregate principal balance or [book] value, in the case of REO Property, of which does not exceed $5,000,000 at any one time pertaining to Assets at the time being held by Custodian on behalf of the Buyer (the
"Release Limit"). In the event Sellers request the release of an Asset File to
Sellers or their designee with respect to an Asset, which release would result in Custodian having released Asset Files pertaining to Assets at the time being held by Custodian on behalf of the Buyer with an aggregate outstanding principal balance and/or [book] value, or in a number greater than the Release Limit,
Custodian shall notify the Buyer and obtain written consent from the Buyer prior to such requested release. Custodian shall promptly notify the Buyer in its
Daily Report that it has released any Asset File to Sellers or their designee.
Sellers or their designee shall hold each Asset File delivered to it pursuant to this Section 5(a) as bailee for the Buyer. Sellers or their designee shall return to Custodian each Asset File previously released within ten (10) Business
Days of receipt thereof. Sellers hereby further covenant to the Buyer and
Custodian that any such request by Sellers for release of Asset Files pursuant to this Section 5(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such
Asset Files to Custodian for ultimate sale or exchange and that Sellers have requested such release in compliance with all terms and conditions of such release set forth herein and in the Repurchase Agreement.

          (b) From time to time until Custodian is otherwise notified by the
Buyer, which notice shall be given by the Buyer in its good faith and reasonable judgment, and as appropriate for the servicing of any of the Assets, Custodian shall, upon written receipt from Sellers of a Request for Release of Documents and Receipt in the form of Annex 5-B hereto, release to Sellers or their designee the Asset File set forth in such request relating to Assets in the possession of Custodian. The preceding sentence respecting release to Sellers, or their designee, of Custodian's Asset Files shall be operative only to the extent that at any time Custodian shall not have released to Sellers or their designee pursuant to clause (a) or (b) of this Section 5, Asset Files pertaining to Assets at the time being held by Custodian on behalf of the Buyer in excess of the Release Limit. In the event Sellers or their designee request the release of an Asset File to Sellers or their designee with respect to an Asset, which release would result in Custodian having released Asset Files pertaining to
Assets at the time being held by Custodian on behalf of the Buyer in excess of the Release Limit, Custodian shall notify the Buyer in its Daily Report and obtain written acknowledgment from the Buyer prior to such requested release.
Custodian shall promptly notify the Buyer that it has released any Asset File to
Sellers or their designee. Sellers or their designee shall hold each Asset File delivered to it pursuant to this Section 5(b) as bailee for the Buyer. Sellers or their designee shall return to Custodian each Asset File previously released to such Seller or Seller's designee within ten (10) Business Days of receipt thereof. Sellers hereby further covenant to the Buyer and Custodian that any such request by Sellers or their designee for release of Asset Files pursuant to this Section 5(b) shall be solely for the purposes of servicing of any of the
Assets and that Sellers have requested such release in compliance with all terms and conditions of such release set forth herein and in the Repurchase Agreement.

          (c) (i) From time to time Custodian is hereby authorized, upon receipt of written request of Sellers to release Asset Files in the possession of
Custodian to a third-party purchaser

                                      -14-

for the purpose of resale thereof pursuant to a fully executed and acknowledged and agreed Request for Release delivered via Electronic Transmission by Sellers in the form of Annex 5-C hereto. For the avoidance of doubt, under no circumstances shall the Buyer have any obligation to consent to any such Request for Release after the occurrence of a Default or an Event of Default. On such
Request for Release, Sellers shall indicate the Assets to be sold, the purchase price for such Assets anticipated to be received, the name and address of the third-party purchaser, the preferred method of delivery, and the date of desired delivery.

               (ii) Any transmittal of documentation for Assets in the
possession of Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached as Annex 12 hereto, duly completed and executed by Custodian. Any transmittal of documentation for Assets in the possession of Custodian in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage-backed security (an "MBS")
will be under cover of a transmittal letter substantially in the form attached as Annex 13 hereto. Promptly upon (x) the remittance by such third-party purchaser of the full purchase price of the Asset and the remittance by the
Sellers or third-party purchaser of the Repurchase Price therefor and any other
Obligations then due and payable or (y) the issuance of such MBS, the Buyer shall notify Custodian in writing thereof.

          (d) So long as no Default or Event of Default has occurred and is continuing, Custodian and Buyer shall take such steps as they may reasonably be directed from time to time by Sellers in writing, which Sellers deem necessary and appropriate, to transfer promptly and deliver to Sellers any Asset File in the possession of Custodian relating to any Asset which was previously a
Purchased Asset but which Sellers, with the written consent of the Buyer, have notified Custodian has ceased to be an Eligible Asset or the release of which would not cause Sellers to violate Section 6 of the Repurchase Agreement. In furtherance of the foregoing, upon receipt of written request from Sellers in the form of Annex 5-A hereto, which must be acknowledged by the Buyer, Custodian shall release to Sellers the requested Asset Files. With regard to Custodian's obligations under this clause (d), a Default or Event of Default shall be deemed to have occurred and be continuing only upon the Buyer's written notice (which may be by facsimile) to the Custodian of such Default or Event of Default.

          (e) Following written notification by the Buyer (which may be by facsimile) to Custodian that a Default or an Event of Default has occurred and is continuing, Custodian shall not release, or incur any liability to Sellers or any other Person for refusing to release, any item relating to a Purchased Asset to Sellers or any other Person without the express prior written consent and at the direction of the Buyer.

          (f) From time to time until the Custodian is otherwise notified by
Buyer, and with the prior written consent of Buyer (and a copy thereof shall be sent by Buyer to Sellers), the Sellers may substitute for one or more Purchased
Assets one or more substitute Assets having aggregate Purchase Prices equal to or greater than the Purchase Prices of the Assets being substituted for, or obtain the release of one or more Purchased Assets hereunder in accordance with the terms of the Repurchase Agreement. In connection with any such requested substitution or release, the Sellers will provide notice to the Custodian and
Buyer no later than 12:00 p.m. (New York City time), on the date of such request, specifying the Assets to be substituted for or released and the substitute Assets to be purchased in substitution therefor, if any, and shall deliver with such notice a revised Assets Schedule indicating any substitute
Assets. If the Custodian and Buyer have received notice in accordance with the preceding sentence, the Custodian will effect the requested substitution or release no later than 3:00 p.m. (New York City time), two (2) Business Days following the day on which such request was made after the Custodian has certified to Buyer on such Business Day that the matters set forth in Section
3(a) hereof with respect to any substitute Assets are true and correct.
Custodian shall at all times monitor any release of

                                      -15-

Purchased Assets under this Section 5, and shall track the period of time which has elapsed for any such release of Purchased Assets and shall report such information to the Buyer daily and in the same manner as Custodian provides a
Custodial Asset Schedule and Exception Report.

          (g) Prior to any shipment of any Asset Files, or other Loan Documents or REO Documents hereunder, the Sellers shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of such Asset Files or other Loan
Documents or REO Documents in the performance of the Custodian's duties hereunder. The Sellers shall arrange for the provision of such services at their sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Asset
Files or other Loan Documents or REO Documents as the Sellers deem appropriate.
Without limiting the generality of the provisions of Section 13 below, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Sellers, or
Buyer, arising out of actions of the Custodian consistent with the instructions of the Sellers except to the extent such losses or damages arise due to the
Custodian's gross negligence or willful misconduct. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized and shall be indemnified as provided herein from losses resulting from its utilization of a nationally recognized courier service.

SECTION 6. FEES AND EXPENSES OF CUSTODIAN.

          Custodian shall charge such fees for its services under this Custodial
Agreement as are set forth in a separate agreement between Custodian and
Sellers, the payment of which fees, together with Custodian's expenses
(including, without limitation, legal fees and expenses) incurred in connection herewith, shall be the joint and several obligation of Sellers. The failure of
Sellers to pay any such fees shall not excuse the performance by Custodian of any of its obligations hereunder. The obligations of the Sellers to pay
Custodian such fees and reimburse Custodian for such expenses in connection with services provided by Custodian prior to the termination of this Custodial
Agreement and the earlier of the resignation or removal of Custodian shall survive such termination, resignation or removal.

SECTION 7. REMOVAL OR RESIGNATION OF CUSTODIAN AND DISBURSEMENT AGENT.

          (a) Custodian or Disbursement Agent may at any time resign and terminate their obligations under this Custodial Agreement upon at least sixty
(60) days' prior written notice to Sellers and Buyer. Promptly after receipt of notice of Custodian's or Disbursement Agent's resignation, as applicable, Buyer shall appoint, by written instrument, a successor custodian or a successor disbursement agent, as applicable, subject to written approval by Sellers (which approval shall not be unreasonably withheld, delayed or conditioned). One original counterpart of such instrument of appointment shall be delivered to each of Sellers, Custodian, Disbursement Agent and the successor custodian. In the event that no successor custodian or disbursement agent shall have been appointed within such sixty (60) day notice period, Custodian or Disbursement
Agent, as applicable, may petition any court of competent jurisdiction to appoint a successor custodian or disbursement agent, as the case may be.

          (b) Buyer, with the consent of Sellers (which consent shall not be unreasonably withheld), upon at least thirty (30) days' prior written notice to
Custodian, Disbursement Agent and Sellers, may remove and discharge Custodian
(or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Buyer, without the consent of
Sellers, upon at least thirty (30) days' prior written notice to Custodian,
Disbursement Agent and Sellers, may remove and discharge Disbursement Agent (or any successor disbursement agent thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of Custodian and Disbursement Agent, Buyer shall appoint, by written instrument, a

                                      -16-

successor custodian, with the consent of Sellers (which consent shall not be unreasonably withheld), and a disbursement agent, which appointment shall require no other approval. One original counterpart of such instrument of appointment shall be delivered to the Buyer, Sellers, Custodian, Disbursement
Agent and the successor custodian and disbursement agent.

          (c) In the event of any such resignation or removal, Custodian shall promptly transfer to the successor custodian, as directed in writing, all the
Asset Files being administered under this Custodial Agreement to the successor
Custodian or as otherwise directed by Buyer. The cost of the shipment of Asset
Files arising out of the removal for cause or resignation of Custodian shall be at the expense of Custodian; provided, however, that if the reason for
Custodian's resignation is due in part to the non-payment of the fees and expenses due to it hereunder by Sellers, then the shipment cost of such shipment of Asset Files shall not be an expense of Custodian, but shall be at the expense of Sellers. Sellers shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

SECTION 8. EXAMINATION OF FILES, BOOKS AND RECORDS.

          Upon two (2) Business Days' prior written notice to Sellers and
Custodian and at Sellers' expense, Buyer, Sellers and each of their respective agents, accountants, attorneys and auditors will be permitted during the
Custodian's normal business hours to examine, inspect, and make copies of the
Asset Files and any and all documents, records and other instruments or information in the possession of or under the control of Custodian relating to any or all of the Assets.

SECTION 9. INSURANCE.

          (a) At its own expense, Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect a fidelity bond. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as are customary for insurance typically maintained by institutions which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae or Freddie Mac in the
Applicable Guide. A certificate of an Authorized Representative of Custodian shall be furnished to Sellers and Buyer, upon written request, stating that such insurance is in full force and effect.

          (b) At its own expense, Disbursement Agent shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect a fidelity bond. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as Disbursement Agents with duties similar to those of the Disbursement Agent herein. A certificate of an
Authorized Representative of Disbursement Agent shall be furnished to Sellers and Buyer, upon written request, stating that such insurance is in full force and effect.

SECTION 10. REPRESENTATIONS AND WARRANTIES.

          (a) Custodian represents and warrants to Buyer that:

               (i) Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodial
          Agreement;

                                      -17-

               (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

               (iii) this Custodial Agreement has been duly executed and
          delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

               (iv) Custodian is not an Affiliate of Sellers.

          (b) Disbursement Agent represents and warrants to the Buyer that:

               (i) Disbursement Agent has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this
          Custodial Agreement;

               (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Disbursement Agent) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

               (iii) this Custodial Agreement has been duly executed and
          delivered on behalf of Disbursement Agent and constitutes a legal, valid and binding obligation of Disbursement Agent enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

               (iv) Disbursement Agent is not an Affiliate of Sellers.

          (c) Sellers hereby make to Custodian and Disbursement Agent the same representations and warranties that Sellers made to the Buyer under Section 12 of the Repurchase Agreement.

SECTION 11. DISBURSEMENT AGENT DUTIES.

          (a) Establishment of Disbursement Account and Wire-out Account.

               (i) Disbursement Agent shall establish and maintain a
          disbursement account (the "Disbursement Account") for and on behalf of
          Buyer entitled "Disbursement Account, Deutsche Bank National Trust
          Company, as Disbursement Agent for DBSP, Reference Number 53656." The
          Disbursement Account shall be owned by and under the exclusive dominion and control of Buyer. None of Disbursement Agent, Sellers nor any other Person claiming on behalf of or through Sellers or
          Disbursement Agent shall have any right or authority, whether express or implied, to close or make use of, or, except as

                                      -18-

          expressly provided herein, withdraw any funds from, the Disbursement
          Account. Buyer shall provide Disbursement Agent with written notice by
          4:30 p.m. New York City time on any applicable Business Day authorizing Disbursement Agent to disburse funds deposited in the
          Disbursement Account on such Business Day in accordance with this
          Custodial Agreement. Funds retained in the Disbursement Account shall remain uninvested. Disbursement Agent shall reconcile the Disbursement
          Account on a daily basis. Unless otherwise instructed by the Buyer in writing before 5:00 p.m. New York City time on each Business Day,
          Disbursement Agent shall either (i) withdraw all collected amounts as of 5:00 p.m. New York City time then standing to the credit of the
          Disbursement Account and deposit such amounts into the following account maintained by the Buyer set forth below or (ii) follow such other instructions set forth in such written notice received by the
          Disbursement Agent by 5:00 p.m. New York City time:

          The Bank of New York
          ABA: 021-000-018
          Acct #: GLA-111569
          Acct. Name: DPX
          Attn: Matthew Accettulli
          Ref: MortgageIT

          or, if such funds cannot be deposited into the foregoing account at the end of such Business Day, on the next Business Day.

               (ii) In connection with the funding of any Wet Funded Loans or the purchase of any other Asset by Sellers simultaneously with the purchase of such Asset by the Buyer, Disbursement Agent shall establish and maintain a Wire-out Account (the "Wire-out Account") for and on behalf of Seller entitled "Wire-out Account, Deutsche Bank
          National Trust Company, as Disbursement Agent for MortgageIT. Number
          53657." With respect to any Wet Funded Loan to be funded or any other
          Asset to be purchased on any Business Day, unless there are sufficient funds in the Wire-out Account, the applicable Seller shall deposit into the Wire-out Account no later than 11:00 a.m. New York time on such Business Day an amount (the "Seller Funded Wire Amount") equal to the difference between the Wire Amount and the amount to be funded by the Buyer from the Disbursement Account in accordance with Section
          11(d)(i). Sellers hereby request that Disbursement Agent, and
          Disbursement Agent shall, transfer the Seller Funded Wire Amount to the Disbursement Account, and in the same manner, as Disbursement
          Agent disburses funds from the Disbursement Account with respect to such Asset, in accordance with Section 11(b). The Wire-out Account shall be owned by and under the exclusive dominion and control of the applicable Seller. None of Disbursement Agent, the Buyer nor any other
          Person claiming on behalf of or through the Buyer or Disbursement
          Agent shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided herein, withdraw any funds from, the Wire-out Account. Funds retained in the
          Wire-out Account shall remain uninvested. Disbursement Agent shall reconcile the Wire-out Account on a daily basis. The Disbursement
          Agent shall not be responsible for verifying any wire instructions.

               (iii) Upon request, Disbursement Agent shall provide the
          applicable Seller or the Buyer with a wire transaction report in form reasonably satisfactory to the applicable parties.

                                      -19-

          (b) Disbursements.

               (i) On each proposed Purchase Date, pursuant to written
          instructions from the Buyer, Disbursement Agent will disburse funds in the Disbursement Account by 5:00 p.m. New York City time in accordance with the wire instructions set forth in the applicable Asset Schedule, which wire instructions shall be sent to the Disbursement Agent by the applicable Seller by 4:30 p.m. New York City time, provided that: (A)
          all conditions to disbursement set forth therein shall have been satisfied; (B) sufficient funds exist in the Disbursement Account
          (taking into account amounts required to be transferred from the related Wire-out Account pursuant to Section 11(a)(ii)); (C) such instructions do not include any Seller as payee; and (D) if a conflict exists between the instructions of the Buyer and the instructions of
          Sellers, Disbursement Agent shall follow the Buyer's instructions. In the event that the funds maintained in the related Wire-out Account are not sufficient to permit the funding of the full Wire Amount for any Asset, no funds shall be disbursed from the Disbursement Account to fund or acquire such Asset.

               (ii) For each disbursement pursuant to Section 11(b)(i) hereof,
          Disbursement Agent shall promptly notify the applicable Seller by
          Electronic Transmission of the related federal wire reference number when it becomes available.

          (c) Reports; Monitoring.

               (i) On each Business Day, Disbursement Agent shall provide to the
          Buyer a reconciliation report with respect to all cash activity in each Transaction Account. Additionally, upon request Disbursement
          Agent shall provide to Sellers a reconciliation report with respect to all cash activity on the Wire-out Account.

               (ii) No later than 5:00 p.m. New York City time on each Business
          Day, Disbursement Agent shall provide to the Buyer a daily report setting forth such information as may reasonably be required by Buyer
          (a "Daily Report").

               (iii) Upon request of the Buyer, Disbursement Agent shall provide to Sellers a Daily Report reflecting the information set forth thereon as of the time of the transmission of such report.

               (iv) Disbursement Agent shall provide to the Buyer any reports with respect to any aspect of the transactions contemplated by this
          Custodial Agreement, to the extent the requested information is in the possession of Disbursement Agent, as Buyer may request.

               (v) Disbursement Agent shall track and monitor all information required to be provided to any party hereunder pursuant to any report required to be delivered hereunder, including but not limited to: (A)
          all amounts disbursed by the Disbursement Agent for the funding of any
          Wet Funded Loan and (B) the date such funds were disbursed.

               (vi) Disbursement Agent shall provide all information in its possession to Custodian, to the extent Custodian requests, in order to permit Custodian to comply with its requirements under this Custodial
          Agreement, including, but not limited to, the preparation and delivery of each updated Custodial Asset Schedule and Exception Report and the
          Daily Aged Report.

                                      -20-

          (d) Set-off. Custodian and Disbursement Agent agree that they shall not exercise any right of set-off, banker's lien or any similar right in connection with funds on deposit in any Transaction Account.

          (e) Fees and Expenses of Disbursement Agent.

               (i) Disbursement Agent shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between Disbursement Agent and Sellers, the payment of which fees, together with Disbursement Agent's expenses (including, but not limited to, legal fees and expenses) in connection herewith, shall be solely the joint and several obligation of Sellers. The failure of
          Sellers to pay any such fees shall not excuse the performance by
          Disbursement Agent of any of its obligations hereunder. The obligations of the Sellers to pay Disbursement Agent such fees and reimburse Disbursement Agent for such expenses in connection with services provided by Disbursement Agent prior to the termination of this Custodial Agreement and the earlier of the resignation or removal of Disbursement Agent shall survive such termination, resignation or removal.

               (ii) Sellers shall be responsible for the standard fees and charges of Disbursement Agent applicable to each Transaction Account.
          To the extent that Seller has not paid such fees within a reasonable amount of time from Sellers' receipt of notice of such fees and charges, Disbursement Agent shall provide written notice to the Buyer of Sellers' failure to pay such fees and the Buyer shall have the option, in its sole discretion, to cure such failure.

          (f) In performing its obligations under this Section 11, except as specifically provided in this Custodial Agreement, Disbursement Agent will not follow instructions from any party other than the Buyer.

          (g) Establishment of Settlement Account.

               (i) Upon the receipt by the Custodian of (A) a Request for
          Release executed by the applicable Seller and the Buyer in the form of
          Annex 5(c) hereto identifying the Purchased Assets to be released and
          (B) confirmation from the Buyer that the Repurchase Price for such
          Purchased Assets has been received by the Buyer, the Custodian shall release such Purchased Assets from the Buyer's Trust Receipt, and so long as the Custodian shall not have been notified in writing by the
          Buyer that a Default exists;

               (ii) The Disbursement Agent has established and shall maintain that certain non-interest-bearing segregated trust account, Acct No.
          53658 (the "Settlement Account"), in the name of the Sellers. The
          Buyer shall possess all right, title, and interest in and to all funds from time to time on deposit in, and assets credited to, the
          Settlement Account and in all proceeds thereof. The Disbursement Agent and Sellers hereby acknowledge and agree that the Settlement Account is subject to the exclusive dominion and control of the Buyer, and the
          Disbursement Agent shall transfer funds from the Settlement Account solely in accordance with instructions from the Buyer. Funds held in the Settlement Account shall not be invested.

               (iii) The Disbursement Agent shall pay to the Buyer all amounts due to the Buyer on deposit in the Settlement Account by 5:00 p.m.
          (New York City time) on each Business Day and, to the extent that
          Custodian shall not have been notified that a Margin Deficit or
          Default exists, and the Buyer has authorized release of such funds, any excess

                                      -21-

          amount of such funds shall be remitted to the Sellers as soon thereafter as is practicable on such date. All amounts deposited in the Settlement Account after 5:00 pm. (New York City time) on each
          Business Day shall be paid by the Disbursement Agent to the Buyer on the following Business Day. The Sellers shall provide the Buyer and
          Disbursement Agent with a daily reconciliation of amounts received in the Settlement Account no later than 5:00 p.m. each Business Day.

SECTION 12. NO ADVERSE INTEREST.

          By execution of this Custodial Agreement, each of Disbursement Agent and Custodian represent and warrant that it currently holds, and during the period that such Assets are held pursuant to this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Asset, and hereby waives and releases any such interest which it may have in any Asset as of the date hereof. The Assets shall not be subject to any security interest, lien or right to set-off by Custodian, Disbursement Agent or any third-party claiming through Custodian or Disbursement Agent, and neither Custodian nor
Disbursement Agent shall pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third-party interest in the Assets.

SECTION 13. INDEMNIFICATION.

          (a) Each of the Sellers jointly and severally agrees to indemnify, defend and hold Custodian, Disbursement Agent and their Affiliates, directors, officers, agents and employees harmless from and against against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out of pocket expenses of any kind or nature whatsoever, including attorneys' and agents' fees and expenses, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this
Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or out of pocket expenses or disbursements were imposed on, incurred by or asserted against Custodian or Disbursement Agent because of the breach by Custodian or Disbursement Agent, as applicable, of its obligations hereunder, which breach was caused by a Custodial Delivery Failure (as defined below) or by gross negligence, willful misconduct or lack of good faith on the part of Custodian or Disbursement Agent, as applicable or any of its respective directors, officers, agents or employees. Each of Disbursement Agent and
Custodian agree that it will promptly notify Sellers of any such claim, action or suit asserted or commenced against it and that Sellers may assume the defense thereof with counsel reasonably satisfactory to Disbursement Agent or Custodian, as applicable, at Sellers' sole expense, that Custodian or Disbursement Agent, as applicable, will cooperate with Sellers on such defense, and that Custodian or Disbursement Agent, as applicable, will not settle any such claim, action or suit without the consent of Sellers; provided, however, that if a conflict of interest shall exist between the Sellers and the Custodian or Disbursement
Agent, as applicable, the Custodian shall be entitled to retain separate counsel from the Sellers. The foregoing indemnification shall survive any resignation or removal of Custodian or Disbursement Agent, as applicable, or the termination or assignment of this Custodial Agreement.

          (b) In the event that Custodian fails to produce a Mortgage Note,
Assignment of Mortgage or any other document related to an Asset that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by a Seller or the Buyer, and provided that (i) Custodian previously delivered to the Buyer a Custodial Asset Schedule and Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as either Annex 5-A, or Annex 5-B or Annex 5-C; and (iii)
such document was held by Custodian on behalf of a Seller or the Buyer, as applicable (a "Custodial Delivery Failure"), then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Buyer or to the applicable Seller, if the Asset is sold back

                                      -22-

to such Seller, upon request, a Lost Note Affidavit in the form of Annex 15 hereto and (b) with respect to any missing document related to such Asset, including but not limited to a missing Mortgage Note, (1) indemnify Sellers and the Buyer, as applicable, in accordance with Section 13(c) For the avoidance of doubt, the Custodian shall not release to the Sellers any Mortgage Note or the related Asset File, unless the Buyer shall otherwise consent or direct, until the Buyer has received the related Repurchase Price together with any and all other Obligations then due and payable, and the Buyer has so notified the
Custodian.

          (c) Custodian agrees to indemnify and hold harmless the Buyer, each
Seller, and their respective present or former Affiliates, directors, officers, employees, agents and representatives against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, claims, costs, expenses (including reasonable attorneys' fees) incurred by, or asserted against it or them, directly relating to or arising out of in any way relating to or arising out of a Custodial Delivery Failure. The foregoing indemnification shall survive the termination or assignment of this Custodial Agreement and the resignation or removal of the Custodian hereunder and shall apply with equal force and effect to any successor Custodian appointed pursuant to this Custodial
Agreement.

          (d) Disbursement Agent agrees to indemnify and hold Buyer, each
Seller, and its respective present or former Affiliates, directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of Disbursement Agent's breach of this Custodial Agreement, arising out of its gross negligence, willful misconduct or lack of good faith; provided, however, the Disbursement Agent shall not be liable for any breaches caused by another party's breach of this
Custodial Agreement or any other Program Document. The foregoing indemnification shall survive the resignation or removal of Disbursement Agent or any termination or assignment of this Custodial Agreement and shall apply with equal force and effect to any successor Disbursement Agent appointed pursuant to this
Custodial Agreement.

SECTION 14. RELIANCE OF CUSTODIAN AND DISBURSEMENT AGENT.

          (a) In the absence of bad faith on the part of either Custodian or
Disbursement Agent, Custodian and Disbursement Agent may conclusively rely and shall be fully protected in acting or refraining from acting, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to
Custodian or Disbursement Agent (including such items received via Electronic
Transmission), reasonably believed by Custodian or Disbursement Agent to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; provided, however, that in the case of any Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian or Disbursement Agent, Custodian or Disbursement Agent
shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

          (b) Neither Custodian nor Disbursement Agent shall have any duties or responsibilities except those that are specifically set forth in this Custodial
Agreement. Custodian shall have no responsibility nor duty with respect to any
Asset File while not in its possession. If Custodian requests instructions from the Buyer with respect to any act, action or failure to act in connection with this Custodial Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from Buyer with respect to an Asset File without incurring any liability therefor to Buyer or any other Person.

                                      -23-

          (c) Neither Custodian, Disbursement Agent, nor any of their directors, officers, agents or employees shall be liable for any action or omission to act hereunder except for its or their own negligence, willful misconduct or lack of good faith. In no event shall the Custodian, Disbursement Agent or any of their directors, officers, agents or employees have any responsibility to ascertain or take action except as expressly provided herein.

          (d) Neither Custodian nor Disbursement Agent, nor any of their directors, officers, agents or employees shall be liable to the Buyer or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Custodial Agreement or in accordance with the Buyer's instructions. The obligations of the Custodian,
Disbursement Agent or any of their directors, officers, agents or employees shall be determined solely by the express provisions of this Custodial
Agreement.

          (e) Custodian nor Disbursement Agent may consult with counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Custodian or
Disbursement Agent in good faith and in accordance therewith; provided such action shall be in compliance with all the terms expressly provided herein.

          (f) No provision of this Custodial Agreement shall require Custodian or Disbursement Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Custodial
Agreement if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it is not reasonably assured to it.

          (g) Any entity into which Custodian or Disbursement Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Custodian or
Disbursement Agent shall be a party, or any entity succeeding to the business of
Custodian or Disbursement Agent shall be the successor of Custodian or
Disbursement Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

          (h) The Custodial shall use the same degree of care and skill as is reasonably expected of the financial institutions acting in comparable capacities which are held to a standard of care of gross negligence, and this
Section 14 shall not be interpreted to impose upon the Custodial a higher standard of care than that set forth in this sentence.

          (i) The Custodian shall have no responsibility or duty with respect to any Loan Documents while not in its possession. If the Custodian requests instructions from the Buyer with respect to any action or failure to act in connection with this Custodial Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Buyer without incurring any liability therefore to the Buyer or any other Person.

          (j) In order to comply with laws, rules, regulations, and executives orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering
("Applicable Law"), the Custodian is required, to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties hereto agrees to provide the Custodian, upon its request from time to time, such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with Applicable Law.

                                      -24-

SECTION 15. TERM OF AGREEMENT.

          Promptly after written notice from Buyer of the termination of the
Repurchase Agreement and payment in full of all amounts owing to Buyer thereunder, Custodian shall deliver all documents remaining in the Asset Files to the applicable Sellers, and, except as otherwise set forth herein, this
Custodial Agreement shall thereupon terminate.

SECTION 16. NOTICES.

          All demands, notices and communications hereunder shall be in writing
(including without limitation by Electronic Transmission, email or telecopy) and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Each party hereto hereby represents and warrants that its office is located at the respective address set forth on its signature page hereto, and each such party shall notify each other party hereto if such address should change.

SECTION 17. GOVERNING LAW.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING
EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 18. AUTHORIZED REPRESENTATIVES.

          Each individual designated as an authorized representative of Buyer or its successors or assigns, Sellers, Disbursement Agent and Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of Buyer, Sellers,
Disbursement Agent and Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7-A, 7-B, 8 and 9 hereof, respectively. From time to time,
Buyer, Sellers, Disbursement Agent and Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

SECTION 19. AMENDMENT.

          This Custodial Agreement may be amended from time to time by written agreement signed by Sellers, Buyer, Custodian and Disbursement Agent.

SECTION 20. CUMULATIVE RIGHTS.

          The rights, powers and remedies of Custodian, Disbursement Agent and
Buyer under this Custodial Agreement shall be in addition to all rights, powers and remedies given to Custodian, Disbursement Agent and Buyer by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Buyer's interest in the Purchased
Assets. This Custodial Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Nothing in this Custodial Agreement shall be construed to give any person or entity other than the parties hereto, and

                                      -25-

their successors and assigns, any legal or equitable right, remedy or claim under this Custodial Agreement.

SECTION 21. ASSIGNMENT; BINDING UPON SUCCESSORS.

          This Custodial Agreement may not be assigned in whole or in part by
Sellers, Custodian or Disbursement Agent without the prior written consent of
Buyer. The Buyer may assign its rights and obligations under this Agreement upon at least ten (10) Business Days written notice to Custodian. Within such period, and so long and the Custodian has received all information necessary to allow it to perform its know your customer procedures with regard to such assignee, the
Custodian will either confirm that it may legally transact business with the proposed assignee pursuant to the limitations and requirements of Section 14(j)
and the requirements and limitations of Custodian's know your customer rules that may be in effect from time to time, or advise the Buyer that Custodian may not transact business with such assignee. The Buyer shall provide Custodian with written acknowledgment that the assignee is assuming all of the obligations of any Buyer under this Custodial Agreement to the extent applicable. All rights of
Custodian, Disbursement Agent, Sellers and Buyer under this Custodial Agreement shall inure to the benefit of Custodian, Disbursement Agent, Sellers and Buyer and their successors and permitted assigns, and all obligations of Sellers shall bind its successors and assigns.

SECTION 22. ENTIRE AGREEMENT; SEVERABILITY.

          This Custodial Agreement contains the entire agreement with respect to the rights and obligations of Custodian and Disbursement Agent relating to the
Purchased Assets among Custodian, Disbursement Agent, Buyer and Sellers. If any
of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

SECTION 23. EXECUTION IN COUNTERPARTS.

          This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 24. TAX REPORTS.

          Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of Custodian's compensation or for reimbursement of expenses.

SECTION 25. ASSIGNMENT BY BUYER.

          Buyer hereby notifies Custodian that Buyer may assign, as of the applicable Purchase Date, all of its right, title and interest in and to some or all of the Purchased Assets to a third-party assignee (an "Assignee"), subject to the requirement set forth in Section 21 and an obligation on the part of the
Assignee to release its interest in each such Purchased Asset to Buyer to permit
Custodian, Buyer or its designees to make delivery thereof in accordance with the terms of this Custodial Agreement. Each Seller hereby irrevocably consents to any such assignment. Subject to any limitations in any agreement among the
Assignee and Buyer, the Assignee may, upon written notice of Buyer's default to the Custodian (with a copy to the Buyer) pursuant to the agreement effecting the assignment of Buyer's right, title and interest in and to the Purchased Assets assigned to Assignee, directly enforce and exercise such rights under this
Custodial Agreement that have been assigned or pledged to it and, until otherwise

                                      -26-

notified by the Assignee, the Buyer shall no longer have any of such rights.
Custodian shall assume that any assignment from Buyer to the Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement.

SECTION 26. SUBMISSION TO JURISDICTION; WAIVERS.

          EACH OF BUYER, SELLERS, CUSTODIAN AND DISBURSEMENT AGENT HEREBY
IRREVOCABLY AND UNCONDITIONALLY:

          (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER PROGRAM DOCUMENTS, OR FOR
RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE
GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE
BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE
SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH
COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW
OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH
COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND
AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING
MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR
ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET
FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER
PARTY HERETO SHALL HAVE BEEN NOTIFIED;

          (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT
SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT
TO SUE IN ANY OTHER JURISDICTION; AND

          (e) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND
ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO
THIS AGREEMENT, ANY OTHER REPURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY.

SECTION 27. CONFIDENTIALITY.

          Each of Custodian and Disbursement Agent hereby acknowledges and agrees that (i) all written or computer-readable information provided by Buyer or Sellers regarding Buyer or Sellers and (ii) the terms of this Custodial
Agreement and the Repurchase Agreement (the "Confidential Information"), shall be kept confidential and shall not be divulged to any Person other than the parties hereto without the Buyer's and Sellers' prior written consent.
Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Custodian or Disbursement
Agent from sources other than the parties hereto, (ii) disclosure of any and all information (A) required to be disclosed by applicable rule or regulation, (B)
to any government agency or regulatory body having or claiming authority to regulate or oversee any aspect of Custodian's or Disbursement Agent's business or that of its

                                      -27-

affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Custodian or Disbursement Agent or any affiliate, officer, director, employer or shareholder of Custodian or Disbursement Agent or any affiliate, officer, director, employer or shareholder of Custodian or
Disbursment Agent is a party or (D) to any affiliate, independent auditor or internal auditor, agent, employee or attorney of Custodian or Disbursement Agent having a need to know the same, provided that the Trustee or Custodian advises such recipient of the confidential nature of the information being disclosed, or
(iii) any other disclosure authorized by this Agreement or the parties hereto.
To the extent that Custodian or Disbursement Agent, as applicable, is required to disclose Confidential Information pursuant to the requirements of any legal proceeding, Custodian or Disbursement Agent, as applicable, shall notify Buyer and Sellers in writing within one Business Day of its knowledge of such legally required disclosure so that Buyer or Sellers may seek an appropriate protective order and/or waive Custodian's or Disbursement Agent's compliance, as applicable, with this Custodial Agreement. In the absence of a protective order or waiver, Custodian or Disbursement Agent, as applicable, may disclose the relevant Confidential Information if, in the opinion of its counsel, failure to disclose such Confidential Information would subject Custodian or Disbursement
Agent, as applicable, to liability for contempt, censure or other legal penalty or liability.

                            [SIGNATURE PAGE FOLLOWS]

                                      -28-

          IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

MORTGAGEIT HOLDINGS, INC., as Seller       MORTGAGEIT, INC., as Seller

By: /s/ Glenn J. Mouridy                   By: /s/ Robert A. Gula
    ------------------------------------       ---------------------------------
Name: Glenn J. Mouridy                     Name: Robert A. Gula
Title: President and Chief Financial       Title: Chief Financial Officer
       Officer

Address for Notices:                       Address for Notices:
33 Maiden Lane                             33 Maiden Lane
6th Floor                                  6th Floor
New York, New York  10038                  New York, New York  10038
Attention: Michael Zigrossi                Attention: Michael Zigrossi
           Andy Occhino                               Andy Occhino
Telecopier No.: (212) 651-7774             Telecopier No.: (212) 651-7774
Telephone No: (212) 651-4674               Telephone No: (212) 651-4674

DB STRUCTURED PRODUCTS, INC., as Buyer

By: /s/ Frank Byrne
    ------------------------------------
Name:  Frank Byrne
Title: Managing Director

By: /s/ John McCarthy
    ------------------------------------
Name: John McCarthy
Title: Authorized Signatory

Address for Notices:
DB Structured Products, Inc.
60 Wall Street
New York, NY 10005
Attention: John McCarthy
Telephone: (212) 250-0810
Facsimile: (212) 797-5160

DEUTSCHE BANK NATIONAL TRUST               DEUTSCHE BANK NATIONAL TRUST
COMPANY, as Custodian                      COMPANY, as Disbursement Agent

By: /s/ Darlene Hagan                      By: /s/ Aimee Tabor
    ------------------------------------       ---------------------------------
Name:  Darlene Hagan                       Name:  Aim Tabor
Title: Authorized Signer                   Title: Assistant Vice President

                                           Address for Notices:
Address for Notices:                       1761 East St. Andrew Place
1761 East St. Andrew Place                 Santa Ana, California 92705
Santa Ana, California 92705                Attention: Mortgage Custody-MG062C
Attention: Mortgage Custody-MG062C         Telecopier No.: (714) 247-6285
Telecopier No.: (714) 247-6285             Telephone No: (714) 247-6000
Telephone No: (714) 247-6000

                                                                         Annex 1

                    SELLER LOAN SCHEDULE DELIVERY INFORMATION

          For each Loan, Seller shall provide the following items of information:

Global Asset Securitization

Asset-Backed Securities

Field List

RECORDTYPE
FILEDATE
SOURCEAPP
RECORDTYPE0
WIRETYPE
TOTALSUBLEDGERREC
RECORDTYPE1
RECEIVINGBANKABA
REPETITIVEPROFILEID
CLEARINGACCT
WIREDOLLARAMT
PMTTYPE
RECEIVINGBANKADDRESS
BENEFICIARYTYPE
BENEFICIARYIDTYPE
BENEFICIARYID
BENEFICIARYADDRESS
LOANNO
BORROWERNAME
ORIGBAL
CURRENTBAL
RATE
USERDEFINED
EXECUTIONDATE
REPETITIVEDETAIL
CMSCOMMENT
RECORDTYPE2
SUBLEDGER
SUBLEDGERACCT
DOLLARAMT
TRANSACTIONCODE
RECORDTYPET
#OFWIRES
TOTAL$AMT
RECEIVINGBANKNAME

                                     Annex 1

LOAN_TYPE
Loan ID
borr_1_first
borr_1_last
borr_2_first
borr_2_last
ADDRESS
CITY
STATE
ZIP
Orig Balance
Current Balance
Appraised Value
sale price_bpo
PI
current p_i
pmt freq
orig coupon
current coupon
origination date
first due
maturity date
nxt pmt date
orig term
std remaining term
current LTV
orig LTV
current CLTV
orig CLTV
simult 2nd
lien position
senior bal
junior bal
IO flag
IO period
adjstmt type
index type
product type
prop type
units
occup type
purpose
cash out
doc level
balloon flag
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                                     Annex 1

                                                                       Annex 1-A

               WET FUNDED LOAN ASSET SCHEDULE DELIVERY INFORMATION

For each Wet Funded Loan, Seller shall provide the following items of information, in addition to those items listed on Annex 1:

     FIELD NAME                           DESCRIPTION
     ----------                           -----------
Loan Id                Client Loan Identification number right justified
Lname                  Primary Borrower Name (Last, First)
LNAmount               Original Face Amount of Note
BankName               Name of Receiving Bank
Faddress               Funding Address
Fcity                  Funding City
Fstate                 Funding State
Filler1                1419663
AcctName               Account Name of Beneficiary
AcctPhone              Phone Number of Beneficiary
AcctAddress            Address of Beneficiary
ABANum                 ABA Number
FundAmt                Wire Amount or Check Amount
Fundtext               Customer Account Number
FEFFDate               Funding Effective Date
FundRef                DB  Disbursement A/C #
FNAME2                 2nd fund wire Name
FCITY2                 2nd fund wire City
MERS Tracking Number   Number provided by MERS

                                   Annex 1-A-1

                                                                         Annex 2

                         FORM OF DRY LOAN TRUST RECEIPT

DB Structured Products, Inc.
Aspen Funding Corp.
Newport Funding Corp.
60 Wall Street
New York, New York 10005

Attention: Vincent D'Amore

                                                              ____________, 200_

     Re: Custodial and Disbursement Agreement, dated as of [___________] [__],
         2006 (the "Custodial and Disbursement Agreement"), among MortgageIT
         Holdings, Inc., as Seller, MortgageIT, Inc., as Seller, Deutsche Bank
         National Trust Company as Custodian and Disbursement Agent, and DB
         Structured Products, Inc. as Purchaser.

     Ladies and Gentlemen:

     Deutsche Bank National Trust Company, as custodian (the "Custodian"), hereby acknowledges that on the date of this Trust Receipt, DB Structured
Products, Inc. ("Purchaser") has been identified as the registered owner of this
Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage
Loans") listed by identifying number on the schedule attached to this Trust
Receipt and further identified in the books and records of the Custodian, and further acknowledges that (i) all documents required to be delivered in respect of each Asset pursuant to Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Asset File for such Asset; (ii) Custodian is holding each Asset identified on the Custodial
Asset Schedule and Exception Report, pursuant to this Custodial Agreement, as the bailee of and custodian for the Buyer and/or its designees, and (iii) all such documents have been reviewed by Custodian and appear on their face to be regular and to relate to such Asset and to satisfy the requirements set forth in
Section 2 of this Custodial Agreement and the review procedures attached hereto as Annex 4 (the "Review Procedures"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

     Any transfer of this Trust Receipt may be registered upon presentation of this Trust Receipt by the transferee hereof, duly assigned to the transferee, at the office of the Custodian.

     This Trust Receipt supersedes any Trust bearing an earlier date.

                                   Annex 2-1

     This Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

     IN WITNESS WHEREOF, the Custodian has caused this Trust Receipt to be duly executed.

                                        Deutsche Bank National Trust Company,
                                        as Custodian

                                        By:
                                            ------------------------------------
                                                     Authorized Officer

CERTIFICATE OF AUTHENTICATION
This Trust Receipt is one of the
Trust Receipts issued under the
above-described Agreement.

Dated:

By:
    ---------------------------------
Authorized Officer

                                   Annex 2-2

                                                                         Annex 3

                      FORM OF WET FUNDED LOAN TRUST RECEIPT

DB Structured Products, Inc.
Aspen Funding Corp.
Newport Funding Corp.
60 Wall Street
New York, New York 10005

Attention: Vincent D'Amore

                                                              ____________, 200_

     Re: Custodial and Disbursement Agreement, dated as of [___________] [__],
         2006 (the "Custodial and Disbursement Agreement"), among MortgageIT
         Holdings, Inc., as Seller, MortgageIT, Inc., as Seller, Deutsche Bank
         National Trust Company as Custodian and Disbursement Agent, and DB
         Structured Products, Inc. as Purchaser.

     Ladies and Gentlemen:

     Deutsche Bank National Trust Company, as custodian (the "Custodian"), hereby acknowledges that on the date of this Wet Funded Loan Trust Receipt, DB
Structured Products, Inc. ("Purchaser") has been identified to it as the registered owner of this Wet Funded Loan Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Wet Funded Loan Trust Receipt, to be serviced by
GMAC Mortgage Corporation ("Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Wet Funded Loan Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Wet Funded Loan Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

     Any transfer of this Wet Funded Loan Trust Receipt may be registered upon presentation of this Wet Funded Loan Trust Receipt by the transferee hereof, duly assigned to the transferee, at the office of the Custodian.

     This Wet Funded Loan Trust Receipt supersedes any Wet Mortgage Trust
Receipt bearing an earlier date.

     This Wet Funded Loan Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

                                  Annex 3-A-1

     IN WITNESS WHEREOF, the Custodian has caused this Wet Funded Loan Trust
Receipt to be duly executed.

                                        Deutsche Bank National Trust Company,
                                        as Custodian

                                        By:
                                            ------------------------------------
                                                    Authorized Officer

CERTIFICATE OF AUTHENTICATION
This Wet Funded Loan Trust Receipt is
one of the Trust Receipts issued
under the above-described Agreement.

Dated:

By:
    ---------------------------------
Authorized Officer

                                  Annex 3-A-2

                                                                         Annex 4

                                REVIEW PROCEDURES

          This Annex sets forth Custodian's review procedures for each item listed below delivered by Seller pursuant to the Custodial and Disbursement
Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

     1.   the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor, or in the case of copies of the Mortgage permitted under Section 2(a)(ii) of the
          Agreement, that such copies bear a reproduction of such signature;

     2.   amount of the Mortgage Note is the same as the amount specified on the related Mortgage and Asset Schedule;

     3.   the mortgagee is the same as the payee on the Mortgage Note;

     4.   the Mortgage contains a legal description other than address, city and state and has evidence of recording thereon provided that Custodian shall have no responsibility for the accuracy or completeness of such legal description;

     5.   the Asset File contains the original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same;

     6.   the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

     7.   the original Mortgage Note, the Mortgage delivered pursuant to the
          Agreement, and the original Assignment of Mortgage, or copy, as the case may be, appear regular on their face and relate to such Mortgage
          Loans;

     8.   the Mortgage Note is endorsed in blank by the named holder or payee thereof;

     9.   each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted under Section 2(a)(v)
          of the Agreement, that such copies appear to bear a reproduction of such signature of signatures, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to Seller;

     10.  the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

                                   Annex 4-1

     11.  the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

     12.  based upon a review of the Note, the loan identification number, the borrower name, the property address (including, street address, city, state and zip code), the original loan amount, the interest rate, and the maturity date for each asset class as set forth in the Asset
          Schedule delivered by Seller to Custodian are correct;

                                   Annex 4-2

                                                                       Annex 5-A

                     FORM OF REQUEST FOR RELEASE AND RECEIPT

                                                          Date: __________, 200_

To: [Address]

     Re:  Custodial and Disbursement Agreement, dated as of [___________] [__],
          2006 (the "Custodial and Disbursement Agreement"), among MortgageIT
          Holdings, Inc., as Seller, MortgageIT, Inc., as Seller, Deutsche Bank
          National Trust Company as Custodian and Disbursement Agent, and DB
          Structured Products, Inc. as Buyer.

          The undersigned, [Seller] (the "Seller"), acknowledges receipt from
Deutsche Bank National Trust Company, acting as agent, bailee and custodian (in such capacity, the "Custodian") for the exclusive benefit of DB Structured
Products, Inc. (the "Buyer") under the Master Repurchase Agreement (the
"Repurchase Agreement"), dated as of [_________] [__], 2006, by and among
Sellers and Buyer, of the following described documentation for the identified
Loan (the "Documentation"), possession of which is entrusted to Seller solely for the purpose of correcting the following documentary defects relating thereto:

      Borrower Name   Loan Number   Loan Amount   Loan Document
      -------------   -----------   -----------   -------------

          It is hereby acknowledged that a security interest pursuant to the
Uniform Commercial Code in the Documentation herein above described and in the proceeds of said Documentation has been granted to the Buyer pursuant to the
Repurchase Agreement.

          In consideration of the aforesaid delivery by Custodian, Seller hereby agrees to hold said Purchased Assets in trust for the Buyer as provided under and in accordance with all provisions of the Repurchase Agreement and the other
Program Documents and to return said Documentation no later than the close of business on the tenth day following the date hereof, or if such day is not a
Business Day, on the immediately preceding Business Day, to Deutsche Bank
National Trust Company 1761 E. St Andrew Place, Santa Monica, CA 92705,
Attention: MG062C.

                                   Annex 5-A-1

                                        [SELLER]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

Acknowledged and Agreed (if more than 5 Asset Files are requested to be released):

DB STRUCTURED PRODUCTS, INC.,
as Buyer

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

By:
    ---------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                   Annex 5-A-2

                                                                       Annex 5-B

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: [Address]

     Re:  Custodial and Disbursement Agreement, dated as of [___________] [__],
          2006 (the "Custodial and Disbursement Agreement"), among MortgageIT
          Holdings, Inc., as Seller, MortgageIT, Inc., as Seller, Deutsche Bank
          National Trust Company as Custodian and Disbursement Agent, and DB
          Structured Products, Inc. as Buyer.

          In connection with the administration of the Loans held by you as
Custodian on behalf of the Buyer, we request the release, to be delivered to
[Servicer], as servicer (the "Servicer"), of the (Asset File/[specify documents]) for the Loan described below, for the reason indicated.

Borrower's Name, Address & Zip Code:   Ship Files To:

                                       Name:

                                       Address:

                                       Telephone Number:

Loan Number:
Reason for Requesting Documents (check one)

__1. Loan Paid in Full. (Seller hereby certifies that all amounts received in connection therewith which are required to be remitted to Buyer have been credited to Buyer.)

__2. Mortgage Required for servicing

__3. Loan Liquidated or Foreclosed By _____________. (Seller hereby certifies that all proceeds of insurance, condemnation or other liquidation have been finally received and credited to Buyer.)

__4. Other (explain) ____________________________.

          If box 1 or 2 above is checked, and if all or part of the Asset File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

          If box 3 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                   Annex 5-B-1

          It is hereby acknowledged that a security interest pursuant to the
Uniform Commercial Code in the Purchased Assets hereinabove described and in the proceeds of said Purchased Assets has been granted to Buyer pursuant to the
Repurchase Agreement.

          In consideration of the aforesaid delivery by Custodian, the Servicer hereby agrees to hold said Purchased Assets in trust for Buyer as provided under and in accordance with all provisions of the Custodial and Disbursement
Agreement and each other Program Document and to return said Purchased Assets to
Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately preceding
Business Day.

          The Servicer hereby acknowledges that it shall hold said Purchased
Assets in trust for, and as bailee of, the Buyer and shall return said Purchased
Assets only to Custodian if Loan has not paid in full or completely liquidated as certified above.

                                       [SELLER]

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                       Date:
                                             -----------------------------------

Acknowledged and Agreed (if greater than 5 Asset Files)

DB STRUCTURED PRODUCTS, INC.,
as Buyer

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                                   Annex 5-B-2

                                                                       Annex 5-C

                           FORM OF REQUEST FOR RELEASE

                                                                    Date: [DATE]

          The undersigned, [Seller] (the "Seller"), requests release from
Deutsche Bank National Trust Company, acting as agent, bailee and custodian (in such capacity, "Custodian") for the exclusive benefit of the Buyer (as that term and other capitalized terms not otherwise defined herein are defined in that certain Master Repurchase Agreement (the "Agreement"), dated as of [__________]
[__], 2006, between the Seller and DB Structured Products, Inc. (the "Buyer")
and other parties, of the following described documentation for the Loans identified on the Asset Schedule attached hereto, possession of which shall be delivered to ____________________ (the "Approved Purchaser") in connection with the sale thereof. The anticipated closing date for such sale is [DATE] and the anticipated purchase proceeds [MBS] shall equal: $__________________.

                                                       Loan Document
         Borrower's Name   Loan Number   Note Amount     Delivered
         ---------------   -----------   -----------   -------------

Please send the referenced documentation to:

               [NAME OF APPROVED PURCHASER]
               [ADDRESS]
               [TELEPHONE]
               [ATTENTION:]

Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex [12][13].

                                        [SELLER],

                                        Seller

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

Acknowledged and Agreed:

DB STRUCTURED PRODUCTS, INC.,
as Buyer

By:
    ---------------------------------

                                   Annex 5-C-1

Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

[APPROVED PURCHASER]

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   Annex 5-C-2

                                                         Schedule 1 to Annex 5-C

                                 ASSET SCHEDULE

                                   Annex 5-C-3

                                                                         Annex 6

                       AUTHORIZED REPRESENTATIVES OF BUYER

          Name                       Title               Specimen Signature
          ----                       -----               ------------------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

                                    Annex 6-1

                                                                       Annex 7-A

                        AUTHORIZED REPRESENTATIVES OF MIT

          Name                       Title               Specimen Signature
          ----                       -----               ------------------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

                                    Annex 7-1

                                                                       Annex 7-B

                     AUTHORIZED REPRESENTATIVES OF HOLDINGS

          Name                       Title               Specimen Signature
          ----                       -----               ------------------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

                                    Annex 7-1

                                                                         Annex 8

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN

          Name                       Title               Specimen Signature
          ----                       -----               ------------------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

                                    Annex 8-1

                                                                         Annex 9

                AUTHORIZED REPRESENTATIVES OF DISBURSEMENT AGENT

          Name                       Title               Specimen Signature
          ----                       -----               ------------------

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

________________________   ________________________   ________________________

                                    Annex 9-1

                                                                        Annex 10
                                    RESERVED

                                   Annex 10-1

                                                                        Annex 11

                                 EXCEPTION CODES

ID No.  Document Exceptions       Code  Description
------  ------------------------  ----  ----------------------------------------

1.      Assignment                DNE   Document Unexecuted                       Assignment in blank is not signed (F)
2.      Assignment                P     Photo-Copy                                Assignment in blank is not original (F)
3.      Assignment                M     Not Received                              No Corporate assignment in blank (F)
4.      Assignment                O*    Original with comment                     Blank assignments is not notarized (F)
5.      Assignment                INC   Incomplete/Incorrect Applies to Amount,   Borrower's name is not on blank assignment
                                        Name, Address, Legal Description, Riders
6.      Assignment                INC   Incomplete/Incorrect Applies to Amount,   Corporate assignment in blank missing D. B. A.
                                        Name, Address, Legal Description, Riders  (doing business as)
7.      Assignment                INC   Incomplete/Incorrect Applies to Amount,   Assignment in blank is not executed by Seller name
                                        Name, Address, Legal Description, Riders  on grid-3rd party
8.      Assignment                M     Not Received                              Assignment to GNMA is missing (F)
9.      Assignment                BKT   Blanket
10.     Assignment                BRK   Break in Chain
11.     Assignment                CV    Can't Verify
12.     Assignment                DNR   Document/Data Not Reviewed
13.     Assignment                NA    Not Applicable
14.     Assignment in Blank       INC   Incomplete/Incorrect
15.     Assignment in Blank       M     Not Received
16.     Assignment in Blank       P     Photo-Copy
17.     Chattel Mortgage          M     Not Received
18.     Chattel Mortgage          NA    Not Applicable
19.     Consolidation/Extension/  M     Not Received                              Consolidation/Modification agreement is missing
        Modification Agreement
20.     Consolidation/Extension/  P     Photo-Copy                                Consolidation/Modification agreement is not
        Modification Agreement                                                    certified
21.     Consolidation/Extension/  CV    Can't Verify
        Modification Agreement
22.     Consolidation/Extension/  DNE   Document Unexecuted
        Modification Agreement
23.     Consolidation/Extension/  DNR   Document/Data Not Reviewed
        Modification Agreement
24.     Consolidation/Extension/  INC   Incomplete/Incorrect Amount Less than

                                   Annex 11-1

ID No.  Document Exceptions       Code  Description
------  ------------------------  ----  ----------------------------------------

        Modification Agreement          Mortgage, Missing Legal Description
25.     Consolidation/Extension/  NA    Not Applicable
        Modification Agreement
26.     Endorsement               M     Not Received                              Endorsement in blank on the note is missing (F)
27.     Endorsement               DNE   Document Unexecuted                       Endorsement in blank on the note is missing
                                                                                  seller's authorized signature (F)
28.     Endorsement               EXT   Extra                                     Erroneous endorsement must be voided and initiated
29.     Endorsement               INC   Incomplete/Incorrect                      Endorsement in blank is to the takeout investor
                                                                                  (F)
30.     Endorsement               INC   Incomplete/Incorrect                      Corporate assignment in blank is Buyer
31.     Endorsement               INC   Incomplete/Incorrect                      Endorsement in blank missing D.B.A.
                                                                                  (doing business as)
32.     Endorsement               INC   Incomplete/Incorrect                      Endorsement in blank is on the intervening Allonge
33.     Endorsement               INC   Incomplete/Incorrect                      Endorsement in blank is missing authorized name
                                                                                  and title
34.     Endorsement               INC   Incomplete/Incorrect                      Endorsement on note reads "with recourse" (F)
35.     Endorsement               P     Photo-Copy                                Endorsement on note is a facsimile signature,
                                                                                  not a live linked signature
36.     Endorsement               BRK   Break in Chain
37.     Endorsement               CV    Can't Verify
38.     Endorsement               DNR   Document/Data Not Reviewed
39.     Endorsement               NA    Not Applicable
40.     Endorsement               O*    Original with comment
41.     Intervening Assignment    M     Not Received                              Intervening assignment (from/to) is missing
42.     Intervening Assignment    DNE   Document Unexecuted                       Intervening assignment (from/to) is not signed
43.     Intervening Assignment    P     Photo-Copy                                Intervening assignment (from/to) is not certified
44.     Intervening Assignment    O*    Original with comment                     Corporate assignment has no legal description and
                                                                                  is not complete
45.     Intervening Assignment    BKT   Blanket Assignment
46.     Intervening Assignment    BRK   Break in Chain
47.     Intervening Assignment    CV    Can't Verify
48.     Intervening Assignment    DNR   Document/Data Not Reviewed
49.     Intervening Assignment    INC   Incomplete/Incorrect Applies to Amount,
                                        Name, Address
50.     Intervening Assignment    NA    Not Applicable
51.     Intervening Endorsement   M     Not Received                              Intervening endorsement (from/to) on note missing
                                                                                  (F)
52.     Intervening Endorsement   DNE   Document Unexecuted                       Intervening endorsement (from/to) on the note is
                                                                                  missing authorized signature (F)
53.     Intervening Endorsement   BRK   Break in Chain
54.     Intervening Endorsement   CV    Can't Verify
55.     Intervening Endorsement   DNR   Document/Data Not Reviewed

                                   Annex 11-2

ID No.  Document Exceptions       Code  Description
------  ------------------------  ----  ----------------------------------------

56.     Intervening Endorsement   INC   Incomplete/Incorrect
57.     Intervening Endorsement   NA    Not Applicable
58.     Intervening Endorsement   O*    Original with comment
59.     Intervening Endorsement   P     Photo-Copy
60.     LTV                       M     Not Received                              LTV/PMI certificate is missing
61.     LTV                       P     Photo-Copy                                LTV/MI officer's certificate is not original
62.     Mortgage/Deed of Trust    M     Not Received                              Mortgage/Deed is missing (faxable cure) (F)
63.     Mortgage/Deed of Trust    P     Photo-Copy                                Mortgage/Deed is not certified
64.     Mortgage/Deed of Trust    O*    Original with comment                     Mortgage/Deed is missing assumption agreement
65.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgage/Deed - the borrower's name and signature
                                        Name, Address, Legal Description, Riders  does not match the note
66.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgage/Deed - the amount is not less or equal to
                                        Name, Address, Legal Description, Riders  the amount on the note
67.     Mortgage/Deed of Trust    DNE   Document Unexecuted                       Mortgage/Deed is not signed (F)
68.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Husband and Wife's name is not on note but on
                                        Name, Address, Legal Description,Riders   mortgage
69.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgage date does not match the note date
                                        Name, Address, Legal Description, Riders
70.     Mortgage/Deed of Trust    O*    Original with comment                     Mortgage/Deed is missing riders
71.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgage/Deed is missing Schedule A
                                        Name, Address, Legal Description, Riders  (legal description)
72.     Mortgage/Deed of Trust    O*    Original with comment                     Missing power of attorney (faxable cure) (F)
73.     Mortgage/Deed of Trust    O*    Original with comment                     Mortgage/Deed not notarized
74.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgage/Deed is missing one or more pages
                                        Name, Address, Legal Description, Riders
75.     Mortgage/Deed of Trust    INC   Incomplete/Incorrect Applies to Amount,   Mortgagors name matches grid, loan number does not
                                        Name, Address, Legal Description, Riders
76.     Mortgage/Deed of Trust    P     Photo-Copy                                Mortgage/Deed copy UR
77.     Mortgage/Deed of Trust    P     Photo-Copy                                Mortgage/Deed CTC UR
78.     Mortgage/Deed of Trust    O*    Original with comment                     Mortgage/Deed UR
79.     Mortgage/Deed of Trust    CV    Can't Verify
80.     Mortgage/Deed of Trust    DNR   Document/Data Not Reviewed

                                   Annex 11-3

ID No.  Document Exceptions       Code  Description
------  ------------------------  ----  ----------------------------------------

81.     Mortgage/Deed of Trust    NA    Not Applicable
82.     Note                      M     Not Received                              Note missing (F)
83.     Note                      CT    Copy - Certified                          Note is not original (F)
84.     Note                      P     Photo-Copy                                Note is not original (F)
85.     Note                      CV    Can't Verify                              Note is missing borrower's name (F)
86.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Note-borrower's name does not match the file (F)
                                        Name, Address
87.     Note                      DNE   Document Unexecuted                       Note is missing borrower's signature (F)
88.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Note face amount does not match grid
                                        Name, Address
89.     Note                      O*    Original with comment                     Balloon note is missing rider
90.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Correction on note is not initialed (F)
                                        Name, Address
91.     Note                      INC   Incomplete/Incorrect Applies to Amount,   On original note written and numeric amounts do
                                        Name, Address                             not agree
92.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Loan number matches grid, mortgagors name does not
                                        Name, Address
93.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Note is signed by a corporation
                                        Name, Address
94.     Note                      O*    Original with comment                     Loan file is a second mortgage
95.     Note                      M     Not Received                              Credit file/shipping file received no original
                                                                                  note
96.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Principal amount, alpha and numeric, if included
                                        Name, Address                             on note do not match (F)
97.     Note                      INC   Incomplete/Incorrect Applies to Amount,   Property street address, city and state, do not
                                        Name, Address                             match (if property address is included on the note
                                                                                  (F)
98.     Note                      O*    Original with comment                     Promissory note requires a notarization, notary is
                                                                                  missing (F)
99.     Note                      DNR   Document/Data Not Reviewed
100.    Note                      NA    Not Applicable
101.    ORG TERM                  INC   Incomplete/Incorrect                      Loan term on note does not match grid
102.    Power of Attorney         INC   Incomplete/Incorrect Applies to Amount,
                                        Name, Address
103.    Power of Attorney         M     Not Received
104.    Power of Attorney         P     Photo-Copy
105.    Private Mortgage          CV    Can't Verify
        Insurance
106.    Private Mortgage          M     Not Received
        Insurance
107.    Proprietary Lease/        CV    Can't Verify
        Occupancy Agreement

                                   Annex 11-4

ID No.  Document Exceptions       Code  Description
------  ------------------------  ----  ----------------------------------------

108.    Proprietary Lease/        DNE   Document Unexecuted
        Occupancy Agreement
109.    Proprietary Lease/        DNR   Document/Data Not Reviewed
        Occupancy Agreement
110.    Proprietary Lease/        M     Not Received
        Occupancy Agreement
111.    Proprietary Lease/        NA    Not Applicable
        Occupancy Agreement
112.    RATE                      INC   Incomplete/Incorrect                      Interest rate on note does not match grid
113.    RATE                      INC   Incomplete/Incorrect                      Interest rate, alpha and numeric, if included on
                                                                                  note do not match (F)
114.    Title Policy              M     Not Received                              Title policy missing
115.    Title Policy              CV    Can't Verify
116.    Title Policy              NA    Not Applicable
117.    Title Policy              CV    Can't Verify
118.    Title Policy              INC   Incomplete/Incorrect Applies to Amount,
                                        Name, Address
119.    Title Policy              INC   Incomplete/Incorrect Applies to Amount,
                                        Name, Address
120.    Title Policy              M     Not Received
121.    Title Policy              NA    Not Applicable
122.    TPCOMM                    M     Not Received                              Commitment is missing (F)
123.    UCC 1                     INC   Incomplete/Incorrect Amount Less than
                                        Mortgage, Missing Legal Description
124.    UCC 1                     M     Not Received
125.    UCC 3                     INC   Incomplete/Incorrect Amount Less than
                                        Mortgage, Missing Legal Description
126.    UCC 3                     M     Not Received
127.    UCC3 to Blank             INC   Incomplete/Incorrect Amount Less than
                                        Mortgage, Missing Legal Description
128.    UCC3 to Blank             M     Not Received
129.    UCC3 to Blank             M     Not Received

                                   Annex 11-5

                                                                        Annex 12

                       FORM TRANSMITTAL & BAILMENT LETTER
                             [Custodian Letterhead]

     Re:  [Insert Description of Loan, including Seller's Name, Loan Amount and
          Loan Number]

Ladies and Gentlemen:

          Subject to the terms and conditions set forth below, we hereby transmit the originally executed promissory note (the "Mortgage Note") relating to the above-referenced mortgage loan (the "Loan"). We have released possession of the Mortgage Note to you only in reliance on your agreement with the terms and conditions set forth below.

          By your acceptance of the Loan, you acknowledge that (i) DB Structured
Products, Inc. is the owner of the Loan and (ii) you have received possession of the Mortgage Note along with certain other documents comprising the related mortgage files (together with the Mortgage Note, the "Loan Documents"), in trust, as bailee for and agent of Deutsche Bank National Trust Company.
("Custodian") (which holds the Loan Documents as custodian and bailee for the benefit of DB Structured Products, Inc. Until your status as bailee is terminated as set forth below, you agree not to deliver the Mortgage Note to
Seller or any third-party and to act only as agent for Custodian with respect to the Loan Documents.

          Your status and obligations as bailee shall automatically terminate, without further action by any party, upon earliest to occur of (i) payment of the full amount of the purchase price specified in your original purchase commitment (which in no event shall be less than the Repurchase Price plus any
Obligations then due and payable) plus any servicing released premium specified in such purchase commitment, (the "Commitment Price") for such Loan to DB
Structured Products, Inc. (the "Takeout Date") or (ii) return of the Loan
Documents to Custodian, as set forth below. DB Structured Products, Inc. does hereby transfer, assign and convey any and all of its right, title and interest in the Loan and Loan Document to you effective as of the Takeout Date upon receipt of the Commitment Price in full.

          For purposes of the Takeout Date set forth above, the Commitment Price shall be deemed paid in full when Owner receives a federal wire transfer in the amount of the Commitment Price sent to Owner in immediately available funds to:
Deutsche Bank, NY, ABA: 021-000-018, Account No.: GLA-111569, Account Name: DPX,
Attention: Matthew Accettulli, Ref: MortgageIT.

          You agree only to send payments to DB Structured Products, Inc., as specified above, and not to honor a change in the above wire transfer or mailing instructions unless provided in writing and signed by DB
Structured Products, Inc.

          You agree to deliver the Loan Documents: (a) Upon your receipt of DB
Structured Products, Inc.'s written request therefor (provided that such request is received by you prior to your payment of the Commitment Price); (b) promptly, in the event that you elect not to purchase the Loan, or (c) in the event that the Mortgage Note is defective and requires correction. In the alternative, you agree to take such other action with respect to the Mortgage Note and the related Loan Documents as may be agreed upon in writing between DB Structured
Products, Inc. and you. Any delivery by you to Custodian

                                   Annex 12-1

shall be made by express mail to the address of Custodian set forth below;
provided however, that in no case shall you return such Loan Document to
Custodian later than thirty (30) calendar days after receipt of such Loan
Document.

          Any Loan Documents (or portion thereof) being returned in accordance herewith shall be sent to Custodian by overnight courier to: Deutsche Bank
National Trust Company; [address], no later than thirty (30) calendar days after the date hereof.

          Any questions relating to the Loan Documents should be referred to the attention of [__________] at DB Structured Products, Inc., Telephone:
[_________].

          By acknowledging receipt of this Bailee Letter you shall be bound by the terms hereof. DB Structured Products, Inc. requests that you acknowledge receipt of the Loan Documents and this Bailee Letter by signing and returning the enclosed copy of this Bailee Letter in the enclosed self-addressed envelope;
provided, however, that your failure to do so does not nullify Buyer's acceptance of the terms of this Bailee Letter.

                                        Sincerely,

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Custodian

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

Acknowledged and Agreed this __ day of _______, 200_

DB STRUCTURED PRODUCTS, INC.

By:
   ----------------------------------
Name:
Title:

By:
   ----------------------------------
Name:
Title:

                                   Annex 12-2

                                                                        Annex 13

                       FORM TRANSMITTAL & BAILMENT LETTER
                             [Custodian Letterhead]

[Custodian/Trustee]

--------------------------

--------------------------

     Re: Shipment of Loans for Pool Formation

Ladies and Gentlemen:

          Attached please find those Loans listed separately on the attached schedule, which are owned by DB Structured Products, Inc. and are being delivered to you, as custodian/trustee, for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "MBS") described as follows: __________________________________.

          The Loans comprise a portion of the "Purchased Assets" under (and as such term and capitalized terms not otherwise defined herein are defined in)
that certain Master Repurchase Agreement (the "Agreement"), dated as of
[__________] [__], 2006, by and among MortgageIT Holdings, Inc. and MortgageIT,
Inc. (collectively, "Sellers") and DB Structured Products, Inc. ("DBSP" or
"Buyer"). Each of the Loans is the property of the Buyer, and upon the issuance and delivery of the proceeds of the MBS to the Buyer in an amount at least equal to the Repurchase Price plus any Obligations then due and payable, the Buyer transfers, assigns and conveys its right, title and interest to the Purchased
Assets to you.

          Pending issuance of the MBS, you shall hold possession of such
Purchased Assets, and the documentation evidencing same as custodian, agent and bailee for and on behalf of Buyer. In the event that any Loan is unacceptable for purchase, return the Loan directly to Custodian at its address set forth below. In no event shall any Loan be returned to, or sales proceeds remitted to, Sellers. The Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned
Custodian immediately.

                                   Annex 13-1

          NOTE: BY ACCEPTING THE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU
CONSENT TO BE CUSTODIAN, AGENT AND BAILEE FOR BUYER ON THE TERMS DESCRIBED IN
THIS LETTER. CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED
LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER
TO CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Very truly yours,

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Custodian

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address:________________________________
                                                ________________________________
                                                ________________________________
RECEIPT ACKNOWLEDGED:

[CUSTODIAN/TRUSTEE]

By
   ----------------------------------
   Name:
   Title:

Date:
     --------------------------------

                                   Annex 13-2

                                                                        Annex 14

                        REO PROPERTIES REVIEW PROCEDURES

          This Annex sets forth Custodian's review procedures for REO Properties with respect to each item listed below delivered by Sellers pursuant to the
Custodial and Disbursement Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

1. The documents listed in Section 2(b) hereof have been reviewed by it and appear regular on their face and relate to such REO Property.

2. The deed bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the transferors or, in the case of certified copies of the deed, if any, such copies bear a reproduction of such signature or signatures.

3. Each mortgage, deed of trust, warranty deed or similar instrument has been executed as provided Section 2(b) hereof.

                                   Annex 15-1

                                                                        Annex 15

                           FORM OF LOST NOTE AFFIDAVIT

          I, as ___________________________ (title) of Deutsche Bank National
Trust Company (the "Custodian"), am authorized to make this Lost Note Affidavit on behalf of Custodian. In connection with the administration of the Loans held by Custodian on behalf of DB Structured Products, Inc. (the "Buyer"),
_______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

     1.   Custodian's address is:

     2.   [CUSTODIAN'S Address]

     3.   Custodian previously delivered to Buyer a Custodial Asset Schedule and
          Exception Report with respect to the Mortgage Note [made by
          _______________ in favor of ____________, dated _____________, in the principal amount of $_________________] which did not indicate such
          Mortgage Note is missing;

     4.   Such Mortgage Note was sold to Buyer by Seller pursuant to the terms and provisions of a Master Repurchase Agreement dated and effective as of July 12, 2006;

     5.   Such Mortgage Note is not outstanding pursuant to a Request for
          Release of Documents;

     6.   Aforesaid Mortgage Note (hereinafter called the "Original") has been lost;

     7.   Deponent has made or has caused to be made diligent search for the
          Original and has been unable to find or recover same;

     8.   Custodian was Custodian of the Original at the time of loss; and

     9.   Deponent agrees that, if said Original should ever come into
          Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to Buyer.

     10.  Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by the Seller or its designee and (ii) if available, the Mortgage which secures the
          Mortgage Note,

     11.  Deponent hereby agrees that Custodian (a) shall indemnify and hold harmless Buyer, its successors, and assigns, against any cost, loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any cost, loss, liability or damage arising solely from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the
          Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (v) above are hereinafter referred to as the
          "Losses") and (b) if required by any rating agency in connection with placing

                                   Annex 15-2

          such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

     12.  This Affidavit is intended to be relied on by Buyer, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                        EXECUTED THIS ____ day of _______, 200_,
                                           on behalf of Custodian by:

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Typed Name

          On this _________ day of _______________________, 200_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________
of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________
acknowledged this instrument to be the free act and deed of said corporation.

-------------------------------------
Notary Public in and for the
State of ____________________________.
My Commission expires:  _______________.

                                   Annex 15-3

                                                                        Annex 16

                        FORM OF ATTORNEY'S BAILEE LETTER

                             [Letterhead of Seller]

                               ________ __, _____

Name of Attorney
[Address]

Custodian: Deutsche Bank National Trust
Company
           1761 East St. Andrew Place
           Santa Ana, California 92705
           Attention: MG062C
           Telecopier No.: (714) 247-6082
           Telephone No.: (714) 247-6000

Buyer:     DB Structured Products, Inc.       Seller:
           60 Wall Street                               Attn:
           New York, NY 10005                           Facsimile:
           Attention: Vincent D'Amore                   Telephone:
           Telecopier No.: (212) 797-5160               With copy to:
           Telephone No.: (212) 250-7328                Attn:
                                                        Facsimile:
                                                        Telephone:

Dear Sir or Madam:

          From time to time, we, (_______) (the "Seller"), will send to you (or have sent to you) mortgage loans for which you have agreed to commence and prosecute a foreclosure action. In connection with such foreclosure activities,
[copies of](1) one or more of the documents evidencing or otherwise relating to such mortgage loans ("Documents") will be delivered to you. DB Structured
Products, Inc. (the "Buyer"), has financed the sale to us or origination of such mortgage loans, and with such sale or origination we granted an ownership and/or security interest in the Documents referred to below and the mortgage loans to which such Documents

----------
(1)  For Acceptable Attorneys to whom copies of the Documents are sent.

                                   Annex 16-1

relate to the Buyer. Deutsche Bank National Trust Company (the "Custodian") is
acting as custodian for the Buyer in connection with the Documents.

          Whenever we send you Documents to be covered by this letter agreement, we will send such Documents to you under a transmittal letter identifying the specific documents delivered, and the mortgage loan(s) to which they relate, with a space at the end of the letter for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of any such Documents, you hereby agree to fax to the Buyer and the Custodian, no later than three (3) Business
Days after your receipt thereof, our transmittal letter, signed in the acknowledgment space by you, pursuant to which you (i) acknowledge receipt of the Documents listed in the transmittal letter, and (ii) acknowledge that with respect to such listed documents you are acting as bailee of the Buyer in accordance with the terms of this Attorney's Bailee Letter.

          By signing this letter agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by the Buyer or the Custodian, any Documents delivered to you as described above will be held by you as bailee for the Buyer, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related mortgage loans, (c) you agree that you will commence and diligently prosecute foreclosure proceedings with respect to the mortgage loan to which any such Documents relate and (d) you certify that if either you or your law firm has any security interest in the
Documents or the mortgage loan to which those Documents relate you agree to waive any interest you or your firm may acquire therein at any time, whether arising pursuant to law or otherwise or to refuse delivery of such Documents and return them immediately to the Custodian.

          The Seller and the Buyer hereby irrevocably instruct you that any
Documents in your possession are to be held by you as bailee for the Buyer, as provided herein until they are returned to the Custodian at the address noted
above together with a copy of this letter agreement; provided that if the Buyer or the Custodian notifies you that the Buyer's interest in any of above-referenced mortgage loans has been released or did not attach (the
"Release Notice"), from the date of such Release Notice you will hold the
Documents relating to such mortgage loan (and no others) as bailee for the
Seller, in which case you will follow the Seller's instructions regarding such
Documents, and such Documents shall be released to the Seller at the address noted above, or its designee, upon conclusion of the foreclosure action, instead of returning them to the Custodian; and provided further that prior to the date of any Release Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from the Buyer or the Custodian which do not comport with instructions you may have received from the Seller, including, without limitation, instructions to deliver the Documents to the Custodian, the
Buyer or any other person or entity, you shall abide by the instructions of the
Custodian or Buyer.

          You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice or any inquiry from any other person or entity of or with respect to any interest in the Documents or the related mortgage loan and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of the
Buyer therein.

                                   Annex 16-2

          This letter agreement supersedes any letter agreement or other agreement or arrangement that may exist between you and the Seller.
Notwithstanding any contrary understanding with you, the Seller or any other person or entity, or any instructions to you from the Seller, the Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous letter agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

          Because time is of the essence, please promptly sign and date the enclosed copy of this letter agreement and return it via overnight delivery service to the Custodian at the above address and via telecopier, send a copy of this executed letter agreement to the Seller. It is important that the Custodian receive a copy of this letter agreement executed by you. Thank you for your cooperation in assisting us with this project.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU
CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS
DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF
THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE
ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO
DOES NOT NULLIFY SUCH CONSENT.

                                        Very truly yours,

                                        (__________________), Seller

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DB STRUCTURED PRODUCTS, INC., Buyer

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED:

By:
    ---------------------------------
Print Name:
            -------------------------
Date:
      -------------------------------

                                   Annex 16-3

                                                                         Rider A

                      [Letterhead of _____________________]

                               ________ __, _____

Name of Attorney
[Address]

Re:  Mortgagor:
     Address of Property:
     Loan Number:

Dear ___________________:

          We refer to that certain letter (the "Attorney's Bailee Letter"), dated ________________, ____, from us to you and signed by us and by DB
Structured Products, Inc. ("DBSP"), Aspen Funding Corp. ("Aspen"), Newport
Funding Corp. ("Newport"), (and collectively with DBSP, Aspen and Newport, the
"Buyers" and individually a "Buyer"), describing the terms under which you agreed to hold certain mortgage loan documents to be sent to you from time to time under the Attorney's Bailee Letter.

          The following documents evidencing or otherwise relating to the above-referenced mortgage loans (collectively, the "Documents") are being sent to you under cover of this letter for the purpose of commencement and prosecution of a foreclosure action:

                 [LIST ONLY THOSE DOCUMENTS THAT ARE BEING SENT]

     (i)    The [original] [copy of the] Mortgage Note.

     (ii)   The [original] [copy] of the guarantee executed in connection with the Mortgage Note.

     (iii)  The [original] [copy of the] Mortgage with evidence of recording thereon, or a certified copy thereof.

     (iv)   The [originals] [copies] of all assumption, modification,
            consolidation or extension agreements (if any) with evidence of recording thereon, or certified copies thereof.

     (v)    An [original] [copy of the] Assignment of Mortgage to
            "______________".

     (vi)   The [originals] [copies] of [identify any particular] intervening assignments of mortgage with evidence of recording thereon, or certified copies thereof.

     (vii)  The [original] [copy of the] [attorney's opinion of title and abstract of title] or [the original mortgagee title insurance policy], [or if the original mortgagee title

            insurance policy has not been issued, the irrevocable commitment to issue the mortgagee title insurance policy [as marked by the title company or its authorized agent]], [or the preliminary title report for appropriate jurisdictions].

     (viii) The [original] [copy] of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

     (ix)   The [original] [copy of the] power of attorney or other authorizing instrument [with evidence of recording thereon].

     (x)    [Identify any other documents which may be sent].

          Please sign this letter in the space provided below to indicate your acknowledgment of receipt of the documents listed above with respect to the mortgage loan(s) identified above, and to confirm that you will hold such documents as bailee for the Buyer under and in accordance with the terms of the
Attorney's Bailee Letter. As required by the Attorney's Bailee Letter, please fax to the Buyer and the Custodian (with a copy to us), a copy of this letter signed by you, not later than three (3) business days after your receipt of this letter. We appreciate your cooperation.

                                        Sincerely yours,

                                        ________________________________________

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGMENT:

     I acknowledge receipt of the Documents as listed above in this letter and of notice of the ownership and/or security interests in such documents described in the Attorney's Bailee Letter referred to above. I confirm the certifications made by me in the Attorney's Bailee Letter with respect to such documents and agree to act as bailee for the Buyer with respect to such documents on the terms set forth in the Attorney's Bailee Letter and to comply in all other respects with the terms of the Attorney's Bailee Letter.

                                        Print Name:

                                        Date:

                                                                        Annex 17

                       FORM OF WAREHOUSE LENDER'S RELEASE

                                     (Date)

DB Structured Products, Inc.
60 Wall Street
New York, New York 10005

          Re:  Certain Loans Identified on Schedule A hereto and owned by
               [Seller]

          The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached Schedule
A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds of $__________________, in accordance with the following wire instructions:

                                        Very truly yours,

                                        [WAREHOUSE LENDER]

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   Annex 17-1

                                                                        Annex 18

                            FORM OF SELLER'S RELEASE

DB Structured Products, Inc.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

     With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Buyers to the related
Sellers of an aggregate amount equal to the Purchase Price _______________ in accordance with our wire instructions in effect on the date of such payment.

NAME: XXXXX Bank
ABA#: XXXXXXX
Account Number: XXXXXXX
Account Name: Customer Account

Loan   Mortgagor     Street Address        City               State     Zip
----   ---------     --------------        ----               -----     ---

____   ___________   ___________________   ________________   _______   ________

                                        Very truly yours,

                                        [_]

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   Annex 18-1

                                                                        Annex 19

                   DB Trust Receipt Loan Schedule Data Fields

Loan Number
Name
Address
City
State
Zip
Original Principal Balance
Original Note Rate
Maturity Date

Totals on Bottom:
Total Loan Count
Total Original Principal Balance

                                   Annex 19-1